                                                                    EXHIBIT 10.1




                           GE CAPITAL FINANCE PTY LTD



                           DAISYTEK AUSTRALIA PTY LTD
                                 ACN 075 675 795
                                    (COMPANY)

                        DAISYTEK AUSTRALIA (QLD) PTY LTD
                                 ACN 097 222 163
                                   (GUARANTOR)








                        ---------------------------------

                              A$ FACILITY AGREEMENT

                        ---------------------------------

GE CAPITAL FINANCE PTY LTD (ACN 075 554 175)
A$ FACILITY AGREEMENT
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PARTIES


GE CAPITAL:


GE CAPITAL FINANCE PTY LIMITED ACN 075 554 175
Level 13, 255 George Street, Sydney NSW 2000
Facsimile No:  02 8249 3783

COMPANY:

DAISYTEK AUSTRALIA PTY LTD. ACN 075 675 795
Unit 3, 196 Bourke Road, Alexandria NSW 2015
Facsimile No: (02) 9700 7580

GUARANTOR:

DAISYTEK AUSTRALIA (QLD) PTY LTD.  ACN 097 222 163
Unit 3, 196 Bourke Road, Alexandria NSW 2015

Facsimile No: (02)  9700 7580




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DETAILS

FACILITY                      DESCRIPTION:

                              Revolving credit facility,.

                              FACILITY LIMIT:

                              A$35,000,000

                              LETTER OF CREDIT FACILITY LIMIT:

                              A$500,000 as a sublimit of the facility limit.

                              MATURITY DATE:

                              3 years from the date of this agreement.

                              INTEREST RATE:

                              Index rate plus 2.7%.

                              PURPOSE:

                              Working capital, refinancing existing working capital indebtedness including partial repayment of inter-company debt and trade finance.

FEES                          CLOSING FEE:

                              A$150,000 - see clause 7.1 (a).

                              UNUSED FACILITY FEE:

                              0.5% per annum on that part of the facility limit that is unused - see clause 7.1(b).

                              STANDBY LETTER OF CREDIT FEE:

                              2.5% per annum on the face value amount of standby letters of credit issued (calculated on the basis of a 360-day year and actual days elapsed) payable monthly in arrears, plus any charges assessed by the issuing bank - see clause 7.1(d).

                              TRADE LETTER OF CREDIT ISSUANCE FEE:

                              0.5% flat for each six month validity (or part thereof) on the face value amount of trade letters of credit, payable at the end of the month in which the trade letters of credit are issued (subject to a minimum fee of A$100), plus any charges assessed by the issuing bank - see clause 7.1(e).



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                              TRADE LETTERS OF CREDIT AMENDMENT FEE:

                              An amendment fee of 0.5% flat (subject to a minimum fee of A$100) for any amendment to any trade letters of credit in which:

                              (a) there is an increase in the face value amount; or

                              (b) the expiry date is extended beyond any six month validity,

                              on the increase in face value amount - see clause 7.1(f).

                              All other amendments would attract an amendment fee of A$100, payable at the time of the amendment, plus any charges assessed by the issuing bank.

                              TERM LETTER OF CREDIT FEE:

                              2.7% per annum (calculated on the basis of a 360-day year and actual days elapsed) on the face value amount of any drawing under a term letter of credit, calculated from the date of GE Capital's acceptance of the drawing until the required maturity payment date - see clause 7.1(g).

                              FIELD EXAMINATION FEE:

                              A$900.00 per person, per day for each field examination - see clause 7.1(c).


                              EARLY TERMINATION FEE:

                              (a)       2% of the facility  limit if the
                                        facility is cancelled or terminated
                                        before the first anniversary of the date of this agreement due to:

                                        (i)       a voluntary default (being an
                                                  event of default arising from
                                                  events or circumstances over
                                                  which an obligor has direct
                                                  control) by an obligor;

                                        (ii)      the company terminating the
                                                  facility (other than pursuant
                                                  to clause 11.4); or

                                        (iii)     the facility is terminated due
                                                  to voluntary default (being an
                                                  event of default arising from
                                                  events or circumstances over
                                                  which an obligor has direct
                                                  control) by an obligor;

                              (b) 1% of the facility limit if the facility is cancelled or terminated after the first anniversary of the date of this agreement but before the second anniversary due to:

                                        (i)       a voluntary default (being an
                                                  event of default arising from
                                                  events or circumstances over
                                                  which an obligor has direct
                                                  control) by an obligor;




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                                        (ii)      the company terminating the
                                                  facility (other than pursuant
                                                  to clause 11.4); or

                                        (iii)     the facility is terminated due
                                                  to voluntary default (being an
                                                  event of default arising from
                                                  events or circumstances over
                                                  which an obligor has direct
                                                  control) by an obligor;

                              (c)       0.5% of the facility limit if the
                                        facility is cancelled or terminated
                                        after the second anniversary of the date of this agreement but before the third anniversary due to:

                                        (i)       a voluntary default (being an
                                                  event of default arising from
                                                  events or circumstances over
                                                  which an obligor has direct
                                                  control) by an obligor;

                                        (ii)      the company terminating the
                                                  facility (other than pursuant
                                                  to clause 11.4); or

                                        (iii)     the facility is terminated due
                                                  to voluntary default (being an
                                                  event of default arising from
                                                  events or circumstances over
                                                  which an obligor has direct
                                                  control) by an obligor.





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================================================================================
GENERAL TERMS

INTERPRETATION


Definitions of terms printed like this are at the end of these General Terms before the Schedules.

1.       THE FACILITY

1.1 GE Capital agrees to provide the company with a loan facility in Australian dollars of an amount not exceeding the facility limit. The facility limit is an overall collective limit which.

2.       USING THE FACILITY


DRAWINGS

2.1 The company need not use the facility. However, if the company wants to use the facility, it may do so by one or more drawings.

REQUESTING A DRAWING

2.2 If the company wants a drawing, the company agrees to give a drawdown notice signed by an authorised officer of the company to GE Capital by 11am on the business day it wants the drawing and GE Capital agrees to compare the signature of the authorised officer on the drawdown notice against the specimen signature certificate provided to it.

EFFECT OF A DRAWDOWN NOTICE

2.3 A drawdown notice is effective when GE Capital actually receives it in legible form. An effective drawdown notice is irrevocable unless the company advises GE Capital in writing that the company no longer requires a drawing and at that time GE Capital has not taken any steps to make the drawing available which GE Capital cannot rescind or reverse without GE Capital incurring a loss.

CONDITIONS TO FIRST DRAWING

2.4      Before the company requests the first drawing, the company must:

         (a) ensure that GE Capital receives every item listed in Schedule 1 in form and substance satisfactory to GE Capital; and

         (b) ensure that GE Capital receives all other documents required by GE Capital to verify the items in Schedule 1 in form and substance satisfactory to GE Capital.

2.5 The company must ensure that the information contained in all transaction documents is true, complete and not misleading or deceptive and discloses all matters material to GE Capital. Before GE Capital is obliged to provide any financial accommodation, it must be satisfied as to those matters. GE Capital is entitled to rely on the items in
         Schedule 1 and the information contained in them without further enquiry.




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2.6 Any transaction document required to be certified must be certified by a secretary or a director of the relevant entity as being true, complete and not misleading or deceptive as at the time of certification and at the date of this agreement.

2.7 GE Capital agrees to notify the company as soon as practicable after GE Capital is satisfied that the conditions to first drawing are satisfied. To the extent that the company is unable to secure a landlord acknowledgement referred to in item 17 of Schedule 1 by the date that the first drawing is required, GE Capital agrees to hold, as a reserve against Excess Availability, an amount representing rent for a three month period for each of the properties that are occupied by the company at which eligible inventory is located that the company has not procured a landlord acknowledgement for the period that the acknowledgement is not in place.

CONDITIONS TO ALL DRAWINGS

2.8      GE Capital need not provide any financial accommodation unless:

         (a) it is to be provided prior to the maturity date set out in the Details; and

         (b) GE Capital is satisfied that providing the drawing will not result in a breach of clause 3.1; and

         (c)      GE Capital has received a drawdown notice in respect of it;
                  and

         (d) GE Capital is satisfied that the representations and warranties in clause 12 ("Representations and warranties") and the statements in the drawdown notice are true, complete and not misleading at the date of the drawdown notice and at the drawdown date; and

         (e) GE Capital is satisfied that no event of default has occurred (other than one which has either been waived by GE Capital or remedied) and no event of default would result from the provision of the financial accommodation.


BENEFIT OF CONDITIONS

2.9 Each condition precedent to drawing is for the sole benefit of GE Capital and may be waived or modified by GE Capital.


LETTERS OF CREDIT

2.10 The provisions set out in Schedule 5 and Schedule 8A apply in relation to letters of credit provided or to be provided under this agreement. The obligors agree to comply with the provisions set out in those Schedules.

3.       AVAILABILITY LIMITS

3.1 The total of the current drawings and the letter of credit liability at any time must not exceed the lesser of:

         (a)      the facility limit; and




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         (b)      the aggregate borrowing base at that time.

3.2 If the total of the current drawings and letter of credit liability exceeds the limits set out in clause 3.1, the company agrees to immediately repay to GE Capital so much of the current drawings or cancel or repay a letter of credit equal to the excess.

4.       INTEREST


INTERPRETATION

4.1 In this clause 4, references to the company in respect of a current drawing are references to the company in whose name the current drawing is made.


INTEREST CHARGES

4.2 The company agrees to pay interest on the daily balance of each current drawing. The interest charge for each day is calculated by applying the interest rate to the daily balance of the current drawing on the basis of a 360 day year. The interest rate for any day will be determined on the first business day of the calendar month in which the day falls.

INTEREST PAYMENT

4.3 On each interest payment date the company agrees to pay GE Capital the interest which has accrued from and including the first day of the calendar month of the preceding month up to and including the last day of that calendar month.

5.       PAYMENTS


REPAYMENT

5.1 The company agrees to pay to GE Capital all cash receipts, by way of deposit into a controlled account. To the extent not already paid, each company agrees to repay to GE Capital the total of the current drawings and on the maturity date.


PREPAYMENT

5.2 The company may prepay a current drawing at any time. The facility limit is not reduced by the amounts prepaid under this clause 5.2.





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MANNER OF PAYMENT

5.3 The obligor agrees to make payments under each transaction document to GE Capital on the due date (or, if that is not a business day, on the next business day) in Australian dollars in immediately available funds without set-off or counterclaim and without any deduction in respect of taxes (unless prohibited by law) into the account nominated by GE Capital. The obligor satisfies a payment obligation only when GE Capital receives the amount.


PAYMENT APPLICATION

5.4 A payment under a transaction document will be applied by GE Capital on the next business day after it is actually received by GE Capital in the account nominated by GE Capital only for the purpose of calculating interest.


CONVERSION OF CURRENCY

5.5 All payments by the obligors under this agreement must be made in Australian dollars. If GE Capital receives an amount in a currency other than Australian dollars:

         (a) it may convert the amount received into Australian dollars (even though it may be necessary to convert through a third currency to do so) on the day and at the rates (including spot rate, same day value rate or value tomorrow rate) as it considers appropriate. It may deduct its usual costs in connection with the conversion; and

         (b) the obligor satisfies its obligation to pay in Australian dollars only to the extent of the amount of Australian dollars obtained from the conversion after deducting the costs of the conversion.

5.6 Where GE Capital is obliged to make a payment under this agreement in a currency other than Australian dollars, the obligor must reimburse GE Capital for that payment in Australian dollars unless GE Capital specifies otherwise. For the purpose of calculating the amount payable in Australian dollars, GE Capital may:

         (a) convert the amount payable into Australian dollars (even though it may be necessary to convert through a third currency to do so) on the day and at the rates (including spot rate, same day value rate or value tomorrow rate) as it considers appropriate. It may add its usual costs in connection with the conversion in calculating the amount payable; and

         (b) the obligor satisfies its obligation to make any payment under this agreement only to the extent that the moneys received by GE Capital are sufficient to pay the liability in the other currency including the costs of the conversion to that currency.


APPLICATION OF PAYMENTS

5.7 GE Capital will apply amounts paid by the obligor or on its behalf and/or to GE Capital from any controlled account, towards:





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         (a) satisfying obligations under the transaction documents in the manner GE Capital sees fit, unless the transaction documents expressly provide otherwise; and

         (b) satisfying any money owed by the obligor to any related entity of GE Capital.

5.8 If there are no current drawings, no letter of credit liabilities and no money payable or to become payable in the future by the obligor to GE Capital or any of its related entities, GE Capital will at the written direction of the company, apply amounts paid by the obligor or on its behalf to an account of the company nominated by the company.

5.9 Once the facility has terminated (either through the effluxion of time or otherwise) and all current drawings and other money due and owing to GE Capital have been repaid, GE Capital will direct the bank that maintains the blocked account to transfer any credit balance in the blocked account to an account nominated by the company.

6.       CANCELLATION

6.1 The company may cancel or terminate the facility. It may do this if the company gives GE Capital at least 20 business days notice in writing. Once given, the notice is irrevocable. When the cancellation or termination takes effect, the total of the current drawings and all other amounts payable or to become payable in the future under the transaction documents are immediately due and payable including without limitation the early termination fee.

7.       FEES


FEES

7.1      The company agrees to pay GE Capital:

         (a) the closing fee on the first drawdown date under this agreement;

         (b) the unused facility fee payable monthly in arrears on the first business day of each month and on the maturity date;

         (c) the field examination fee on completion of any field examination after the date of this agreement, the amount of which will be notified by GE Capital to the company by way of debit from the company's loan account plus all out of pocket expenses incurred by GE Capital in conducting the field examination;

         (d) the standby letter of credit fee of 2.5% per annum on the face value amount of standby letters of credit issued payable monthly in arrears, plus any charges assessed by the issuing bank;

         (e) the trade letter of credit issuance fee of 0.5% flat for each six month validity (or part thereof) on the face value amount of trade letters of credit payable at the end of the month in which trade letters of credit are issued (subject to a minimum fee of A$100, plus any charges assessed by the issuing bank;





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         (f) the trade letter of credit amendment fee as specified in the Details on the date of the amendment;

         (g) the term letter of credit fee of 2.7% per annum on the face value amount of any drawing under a term letter of credit payable monthly in arrears (calculated on the basis specified in the Details); and

         (h) subject to the other terms of this agreement, the early termination fee, if required under the Details, on the date on which the facility is cancelled or terminated, (but only if the facility is cancelled or terminated prior to the maturity date) either voluntarily by the company or otherwise.

7.2 GE Capital agrees that, provided it has received the early termination fee, it waives its rights to take action against the company for loss of bargain damages or loss of yield.

8.       LOAN ACCOUNT

8.1      GE Capital agrees to maintain a loan account on its books to record:

         (a)      all current drawings;

         (b) all other amounts due and payable by the obligor to GE Capital under the transaction documents including but not limited to interest, fees and amounts deemed to be current drawings;

         (c) all payments made by or on behalf of the obligor or by means of the locked box agreement or blocked account agreement; and

         (d) all other debits and credits as provided for in the transaction documents.

         The balance in the loan account is sufficient evidence (absent error) of the amounts due and owing to GE Capital by the obligors. However, a failure to record or an error in recording does not limit or otherwise affect an obligor's obligations under the transaction documents.

8.2 GE Capital agrees to provide the company with a monthly statement of transactions for the facility. Unless the company notifies GE Capital of any objection to any item in that statement (specifically describing the basis for the objection), within 120 days after the date of the statement, each item in the statement is (absent obvious error) prima facie evidence of the correctness of the item.

9.       WITHHOLDING TAX


PAYMENTS TO GE CAPITAL

9.1 If a law requires the obligor to deduct an amount in respect of taxes from a payment under any transaction document such that GE Capital would not actually receive on the due date the full amount provided for under the transaction document, then:





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         (a) the amount payable is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause 9.1, GE Capital is entitled to receive (at the time the payment is due) the amount it would have received if no deductions had been required; and

         (b)      the obligor agrees to make the deductions; and

         (c) the obligor agrees to pay the amounts deducted to the relevant authority in accordance with applicable law and deliver the copies of receipts to GE Capital.

10.      COMPENSATION FOR CHANGED CIRCUMSTANCES


COMPENSATION

10.1 The company agrees to compensate GE Capital on demand if, in GE Capital's opinion, any law or change in law taking effect after the date of this agreement, a change in any law's interpretation or application by an authority after the date of this agreement or compliance by GE Capital or any of its related entities with any such law, changed law or changed interpretation or application directly:

         (a)      increases the cost of the facility to GE Capital; or

         (b) reduces any amount received or receivable by GE Capital, or its effective return, in connection with the facility; or

         (c) reduces GE Capital's return on capital allocated to the facility, or its overall return on capital.

         Compensation need not be in the form of a lump sum and may be demanded as a series of payments. GE Capital agrees that this clause does not apply to an increased cost event such as a change in company tax rates or the introduction of other expenses that does not directly effect or increase the cost to GE Capital of providing financial accommodation under the Transaction Documents.

CALCULATION IN REASONABLE DETAIL

10.2 If GE Capital makes a demand under clause 10.1, it agrees to provide the company with reasonably detailed calculations of how the amount demanded has been ascertained. However, nothing in this clause 10.2 obliges GE Capital to provide details of its business or tax affairs which it considers in good faith to be confidential.

MITIGATION

10.3 If requested by the company, in any case where clause 10.1 applies, GE Capital will use its reasonable endeavours to take such steps as may be reasonable and available to it to minimise the amount of any increased cost, reduction, loss of return or payment. Failure by GE Capital to do so does not release the company from its obligations under clause 10.1 and the company agrees that no right of action arises as a result.




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10.4 Nothing in clause 10.3 obliges GE Capital to incur any additional costs or to take any steps which, in GE Capital's opinion, could be detrimental to its interests, whether by way of an economic, legal or regulatory disadvantage or in any other way.

10.5 The company must reimburse GE Capital on demand for any costs incurred in taking any steps under clause 10.3.

11.      ILLEGALITY OR IMPOSSIBILITY


GE CAPITAL'S RIGHT TO SUSPEND OR CANCEL

11.1     This clause 11 applies if GE Capital determines that:

         (a)      a change in a law; or

         (b) a change in the interpretation or administration of a law by an authority; or

         (c)      a new law taking effect after the date of this agreement,

         makes it (or will make it) illegal or impossible for GE Capital to fund, provide, or continue to fund or provide, financial accommodation under the transaction documents. In these circumstances, GE Capital, by giving a notice to the company, may suspend or cancel some or all of GE Capital's obligations under this agreement as indicated in the notice.


EXTENT AND DURATION

11.2     The suspension or cancellation:

         (a) must apply only to the extent necessary to avoid the illegality or impossibility; and

         (b) in the case of suspension, may continue only for so long as the illegality or impossibility continues.


NOTICE REQUIRING REPAYMENT

11.3 If the illegality or impossibility relates to a current drawing, GE Capital, by giving a notice to the company, may require repayment of all or part of that current drawing. The company agrees to repay the amount specified within 5 business days after receiving the notice.

FEES

11.4 The early termination fee is not payable by the company if the early repayment occurs solely because of a cancellation or suspension under this clause, and provided no event of default has occurred.

11.5 The unused facility fee is not payable by the company for that part of the facility that is cancelled or suspended under this clause, and provided no event of default has occurred or occurs, for the period of the suspension or cancellation.




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12.      REPRESENTATIONS AND WARRANTIES


REPRESENTATIONS AND WARRANTIES

12.1 The obligor (to the extent applicable) represents and warrants (except in relation to matters disclosed to GE Capital by the company and accepted by GE Capital in writing) that:

         (a) (INCORPORATION AND EXISTENCE) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

         (b) (POWER) it has power to enter into the transaction documents to which it is a party and observe its obligations under them; and

         (c) (AUTHORISATIONS) it has in full force and effect the authorisations necessary for it to enter into the transaction documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

         (d) (NO CONTRAVENTION OR EXCEEDING POWER) the transaction documents and the transactions under them which involve it do not contravene its constituent documents or any law or obligation by which it is bound or to which any of its assets are subject or cause a limitation on its powers or the powers of its directors to be exceeded; and

         (e) (OBLIGATIONS VALID, BINDING AND ENFORCEABLE) its obligations under the transaction documents are valid and binding and enforceable against it in accordance with their terms; and

         (f) (FINANCIAL STATEMENTS) its most recent audited or unaudited (as the case may be) financial statements and any other of its financial statements which it has given to GE Capital are a true and fair statement of its financial position as at the date to which they are prepared, are prepared in accordance with GAAP and disclose or reflect all its actual and (in respect of the end of the financial year audited financial statements only) contingent liabilities as at that date, and there has been no change in its financial position since the date of those statements that is likely to have a material adverse effect. For the purposes of this clause, GE Capital agrees that a change in the obligor's financial position that is less than $300,000 shall not constitute a material adverse effect; and

         (g) (CONSOLIDATED ACCOUNTS) the most recent audited consolidated financial statements of the reporting group of the company and any other consolidated financial statements which it has given to GE Capital are a true and fair statement of the reporting group's financial position as at the date to which they are prepared, are prepared in accordance with GAAP and disclose or reflect all the economic entity's actual and (in respect of the end of the financial year audited consolidated financial statements only) contingent liabilities as at that date, and there has been no change in its financial position since the date of those





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                  statements that is likely to have a material adverse effect. For the purposes of this clause, GE Capital agrees that a change in the obligor's financial position that is less than $300,000 shall not constitute a material adverse effect; and

         (h) (EVENT OF DEFAULT) no event of default has occurred or continues unremedied; and

         (i) (DEFAULT UNDER LAW - MATERIAL ADVERSE EFFECT) neither it nor any of its subsidiaries is in default under a law or obligation affecting any of them or their assets in a way which is likely to have a material adverse effect; and

         (j) (LITIGATION) there is no pending or threatened proceeding affecting it or any of its subsidiaries or any of their assets before a court, governmental agency, commission or arbitrator except those in which a decision against it or the subsidiary (either alone or together with other decisions) would be insignificant; and all proceedings which seek damages in excess of A$250,000 or injunctive relief or allege criminal misconduct of it or any of its subsidiaries have been set out in the disclosure statement; and

         (k) (TRUSTEE MATTERS) it enters into the transaction documents in its own capacity and as trustee of each of the trusts or settlements which have been listed in the disclosure statement, and in respect of each of the trusts listed in the disclosure statement:

                  (i) it has power to enter into and perform the transaction documents and carry on the transactions contemplated by the transaction documents;

                  (ii) it holds the trust property on trust under the deeds and documents referred to in the disclosure statement which are up to date and comprise all documents in relation to the trust and all terms of the trust and all resolutions and directions relating to the trust;

                  (iii) the transaction documents are entered into as part of the due and proper administration of the trust and are for the benefit of the beneficiaries of the trust;

                  (iv) no conflict of interest or breach of trust occurs as a result of the obligor entering into the transaction documents; and

                  (v) no beneficiary is presently entitled to any of the assets subject to the trust; and

         (l) (REAL PROPERTY) all of the real property owned, leased, subleased or used by it or any of its subsidiaries have been set out in the disclosure statement; and the disclosure statement specifies whether it or any of its subsidiaries is a lessor, sublessor or assignor in respect of that property; and specifies whether it or any of its subsidiaries has any contractual rights in respect of any real property; and

         (m) (NO DAMAGE TO REAL PROPERTY) none of its real property has suffered any material damage by fire or other cause which has not been repaired and restored in all material respects to its original condition or otherwise remedied; and





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         (n) (EMPLOYMENT MATTERS) there are no pending or threatened strikes or other material employment disputes against it or any of its subsidiaries; and hours worked and payments made to its employees or the employees of any of its subsidiaries comply with all applicable laws; and except as set out in the disclosure statement neither it nor any of its subsidiaries is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any employment agreement, in each case involving more than A$250,000 and except as set out in the disclosure statement and there are no complaints or charges against it or any of its subsidiaries pending or, to its knowledge, threatened to be filed with any authority or arbitrator in connection with the employment or termination of employment by it or any of its subsidiaries of any individual; and

         (o) (JOINT VENTURES, SUBSIDIARIES AND AFFILIATES) except as set out in the disclosure statement neither it nor any of its subsidiaries has any subsidiaries, is engaged in any joint venture or partnership, or is an affiliate of any other person; and

         (p) (CAPITAL STRUCTURE) all of its issued and outstanding share capital and the issued and outstanding share capital of any of its subsidiaries is owned by each of the persons and in the amounts set out in the disclosure statement; and there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which it or any of its subsidiaries may be required to issue, sell, repurchase or redeem any of their share capital or other equity securities or any share capital or other equity securities of its subsidiaries; and

         (q) (INDEBTEDNESS) all of its indebtedness in excess of A$250,000 excluding indebtedness under this agreement) and the indebtedness in excess of A$250,000 of each of its subsidiaries is described in the disclosure statement; and

         (r) (TAXES) all taxes which are due and payable by it and each of its subsidiaries have been paid or provision has been made for them to be paid, except where the amount of the tax is the subject of a good faith contest with the appropriate authority and meeting the requirements set out in clause 13.1 k); and details of any of its tax returns or any tax return of its subsidiaries which are currently being audited are set out in the disclosure statement along with any assessments or threatened assessments in connection with those audits; and neither it nor any of its subsidiaries has executed or filed any agreement or other document extending the period for assessment or collection of any taxes or having that effect; and neither it nor any of its subsidiaries are liable for any taxes under any agreement or as a transferee; and

         (s) (BROKERS) no broker or finder acting on its behalf or on behalf of any of its subsidiaries brought about the obtaining or making of the facility other than as disclosed in writing to GE Capital; and

         (t) (INTELLECTUAL PROPERTY) it and each of its subsidiaries owns or has rights to use all intellectual property necessary to conduct that business, and each patent, trademark, copyright and licence is listed, together with application or registration numbers, as applicable, in the disclosure statement; and it and each of its subsidiaries conducts its business without infringing or interfering with any intellectual property of any person; and



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         (u) (RANKING OF SECURITY) GE Capital has been granted a first ranking fixed and floating charge and mortgage over all present and future assets of the company which takes priority over all other security interests; and

         (v) (ENVIRONMENTAL MATTERS) except as set out in the disclosure statement:

                  (i) its real property is free of any hazardous material other than those that are used by the obligor as part of carrying on its business;

                  (ii) it and each of its subsidiaries are and have been in compliance with all environmental laws, except for such non-compliance which would not result in environmental liabilities which could reasonably be expected to exceed A$250,000;

                  (iii) it and each of its subsidiaries have obtained, and are in compliance with, all environmental permits required for the operations of their business as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such environmental permits would not result in environmental liabilities which could reasonably be expected to exceed A$250,000, and all such environmental permits are valid and uncontested;

                  (iv) it and each of its subsidiaries are not involved in operations or know of any facts, circumstances or conditions that are likely to result in any environmental liabilities which could be reasonably be expected to exceed A$250,000;

                  (v) neither it nor any of its subsidiaries has received a notice identifying any of them as a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice or requesting information under any statutes, and, to its knowledge, there are no facts, circumstances or conditions that may result in it or any of its subsidiaries being identified as a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice under any statutes;

                  (vi) it and each of its subsidiaries have provided to GE Capital copies of all existing environmental reports, reviews and audits and all written information pertaining to their actual or potential environmental liabilities; and

         (w) (INSURANCE) the disclosure statement sets out all insurance policies maintained by it or any of its subsidiaries, as well as a summary of the terms of those policies; and

         (x) (BANK ACCOUNTS) the disclosure statement lists all banks and other financial institutions at which it or any of its subsidiaries maintains deposits or other accounts and correctly identifies the name, address and telephone number of each







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                  institution, the name in which the account is held, a description of the purpose of the account, and the complete account number; and

         (y) (AGREEMENTS AND OTHER DOCUMENTS) it has given GE Capital accurate and complete copies (or summaries) of all of the following agreements or documents to which it or any of its subsidiaries is subject and each of which are listed in the disclosure statement:

                  (i) supply agreements and purchase agreements not terminable within 60 days following written notice issued by that entity and involving transactions in excess of A$500,000 per annum;

                  (ii) any lease of equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of A$250,000 per annum;

                  (iii) licenses and permits, the absence of which could be reasonably likely to have a material adverse effect;

                  (iv) instruments or documents evidencing indebtedness in excess of A$250,000 and any security interest granted with respect thereto; and

                  (v) instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of that entity; and

         (z) (OWNERSHIP OF PROPERTY) it has good title to all real property (other than leasehold properties) held by it or on its behalf and all undertakings carried on by it, as beneficial owner, or as trustee of a trust set out in the disclosure statement, free from encumbrances other than permitted security interests and easements and covenants burdening real property, and there are no facts known to it or any of its subsidiaries which may result in any encumbrances arising over that property; and

         (aa) (BENEFIT) it benefits by entering into the transaction documents to which it is a party; and

         (bb) (SOLVENCY) there are no reasonable grounds to suspect that it or any of its subsidiaries is unable to pay its debts as and when they become due and payable; and

         (cc) (NO BENEFIT TO RELATED PARTY) no person has contravened or will contravene section 208 of the Corporations Act 2001 (Cwlth) by entering into any transaction document or participating in any transaction in connection with a transaction document; and

         (dd) (FULL DISCLOSURE) it has disclosed in writing to GE Capital all facts relating to it and its subsidiaries, the transaction documents and all things in connection with them which are material to the assessment of the nature and amount of the risk undertaken by GE Capital in entering into the transaction documents and doing anything in connection with them; and




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         (ee) (DISCLOSURES) all information disclosed to GE Capital in connection with any transaction document is true and complete and is not misleading or deceptive in any material way, including information contained in any borrowing base certificate, drawdown notice and disclosure statement; and

         (ff) (NO IMMUNITY) neither it nor any of its subsidiaries has immunity from the jurisdiction of a court or from legal process.


CONTINUATION AND REPETITION OF REPRESENTATIONS AND WARRANTIES

12.2 The obligor repeats each of the representations and warranties in this clause 12 at the time of each drawdown notice and on each drawdown date.

12.3 The obligor must notify GE Capital of anything that happens at any time that makes any one or more of the representations and warranties in this clause 12 untrue, incomplete or misleading and deceptive by reference to the then current circumstances.

13.      UNDERTAKINGS


GENERAL UNDERTAKINGS

13.1     The reporting group undertakes to:

         (a) (ACCOUNTING RECORDS) keep proper accounting records in accordance with GAAP and ensure that each of its subsidiaries does the same; and

         (b) (INFORMATION) promptly give GE Capital any document or other information that GE Capital reasonably requests from time to time; and

         (c) (STATUS CERTIFICATES) on request from GE Capital, give GE Capital a certificate signed by two of its directors which states whether (to the best of their knowledge after making due enquiries) an event of default continues unremedied; and

         (d) (MAINTAIN AUTHORISATIONS) obtain, renew on time and comply with the terms of, each authorisation necessary for it to enter into the transaction documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

         (e) (INCORRECT REPRESENTATION OR WARRANTY) promptly notify GE Capital if any representation or warranty made by it or on its behalf in connection with a transaction document is found to be or becomes incorrect or misleading; and

         (f) (ENSURE NO EVENT OF DEFAULT) do everything necessary to ensure that no event of default occurs and ensure that each of its subsidiaries does the same; and

         (g) (NOTIFY DETAILS OF EVENT OF DEFAULT) if an event of default or other event which has a material adverse effect occurs, notify GE Capital as soon as possible but, in any event, within five business days giving full details of the event and any step taken or proposed to remedy it; and




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         (h) (PURPOSE) use the facility only for the purpose set out in the Details; and

         (i) (CONTINUE BUSINESS) continue to conduct its business substantially as now conducted or as otherwise permitted under the transaction documents; and

         (j) (USE ONLY CERTAIN NAMES) transact business in those business and company names listed in the disclosure statement; and

         (k) (MAKE PAYMENTS) duly and punctually pay and discharge or cause to be paid and discharged all taxes, assessments and other charges imposed by any authority on it or its property. However, it may in good faith contest by appropriate proceedings the validity or amount of any such charge if:

                  (i) at the time it commences the contest no event of default has occurred and is continuing;

                  (ii) adequate reserves in respect of the charge are maintained in its books;

                  (iii) the contest is maintained and prosecuted continuously with due diligence and operates to suspend collection or enforcement of the charge or any encumbrance in respect of it;

                  (iv)     no encumbrance arises in respect of the charge; and

                  (v) GE Capital has not notified the company that GE Capital reasonably believes that the charge could have or result in a material adverse effect; and

         (l) (LANDLORD, MORTGAGEE AND BAILEE AGREEMENTS) promptly obtain agreements in form and substance satisfactory to GE Capital from each landlord or mortgagee of the company, of real property where any property owned, used or occupied by the company or subject to a security interest in favour of GE Capital is located and each bailee of its property, containing a waiver or subordination of all encumbrances or claims that that person may assert against the company's property; and

         (m) (DEPOSIT OF FUNDS) within one business day of receipt of any cheques, cash or other items of payment deposit those items into a controlled account; and

         (n)      (PUBLIC NOTICES) give to GE Capital copies of all:

                  (i) documents issued by it as required by applicable law to be issued to its shareholders;

                  (ii) material documents filed by it with the Australian Securities and Investments Commission; and

                  (iii)    press releases made available by it to the public,

                  promptly following issue or filing of the relevant document or statement; and





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         (o) (DEFAULT NOTICES UNDER LEASES) give to GE Capital copies of any default notices received under or with respect to any licensed or leased location or warehouse where any property owned, used or occupied by the company or subject to a security interest in favour of GE Capital is located immediately upon receipt by the company; and

         (p) (CLOSE ACCOUNTS - CREDIT REASONS) if requested by GE Capital, promptly, but in any case within 30 days of the request, close those accounts specified by GE Capital and establish replacement accounts. GE Capital may only make a request under this clause if, in its reasonable judgment, it decides that the creditworthiness of the bank or financial institution holding the relevant account is no longer acceptable; and

         (q) (CLOSE ACCOUNTS - OPERATIONAL REASONS) if requested by GE Capital, promptly, but in any case within 30 days of the request, close those of its accounts specified by GE Capital and establish replacement accounts. GE Capital may only make a request under this clause if, in its reasonable opinion, the operating performance, funds transfer and/or availability procedures or performance of the relevant bank or financial institution with respect to the relevant accounts is no longer acceptable; and

         (r) (ENVIRONMENTAL MATTERS) conduct its operations and keep and maintain its real property in compliance with all environmental laws and environmental permits other than non-compliance which could not reasonably be expected to have a material adverse effect; and implement any and all investigation, remediation, removal and response actions which are appropriate or necessary to maintain the value and marketability if its real property or to otherwise comply with environmental laws and environmental permits; and notify GE Capital promptly after it becomes aware of any violation of environmental laws or environmental permits which is reasonably likely to result in environmental liabilities in excess of A$250,000 and of any fact, matter or circumstance which it knows or reasonably anticipates may make it or any of its subsidiaries a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice; and promptly forward to GE Capital a copy of any order, notice, request for information or any communication or report (including any actual or threatened clean-up notice) received by it in connection with any such violation or any other matter relating to any environmental laws or environmental permits that could reasonably be expected to result in environmental liabilities in excess of A$250,000, in each case whether or not any authority has taken or threatened any action in connection with any such violation or other matter; and

         (s) (INTELLECTUAL PROPERTY) conduct its business without infringing or interfering with any intellectual property of any person; and obtain all patents, trademarks, copyrights permits and licences necessary or required for the conduct of its business.




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FINANCIAL UNDERTAKINGS

13.2     The company agrees:


         (a) to ensure that the capital expenditures of the reporting group in any financial year do not (in total) exceed:

                  (i) A$1,200,000 or such other amount as agreed by the parties for the year ended 31 March 2003;

                  (ii) A$500,000 or such other amount as agreed by the parties for the year ended 31 March 2004;

                  (iii) A$500,000 or such other amount as agreed by the parties for the year ended 31 March 2005;

                  (iv) A$500,000 or such other amount as agreed by the parties for the year ended 31 March 2006; and

         (b) to ensure that, at all times, the tangible net worth of the reporting group is at least $4,000,000; and

         (c) to ensure that, at all times, the fixed charge coverage ratio of the reporting group (calculated by reference to the previous 12 month period) is not less than [1.10:1] at all times.

NEGATIVE COVENANTS

13.3 The reporting group undertakes that it will not (in its own capacity or as trustee of any trust or in respect of any property subject to any trust of which it is a trustee), without the prior consent (not to be unreasonably withheld) of GE Capital:

         (a) (MERGERS) form or acquire any subsidiary or merge or consolidate with, acquire all or substantially all of the assets or share capital or otherwise combine with or acquire any person; or

         (b) (INVESTMENTS) make or permit to exist any investment in, or any loan or other financial accommodation to any person; or

         (c) (INDEBTEDNESS) incur, assume or permit to exist any indebtedness except permitted indebtedness; or

         (d) (REPAYMENT) voluntarily prepay, redeem, purchase, defease or otherwise satisfy indebtedness prior to its due date except under the transaction documents,; or

         (e) (RELATED PARTY TRANSACTIONS) enter into or be party to any transaction with any other company or related entity to the company except:

                  (i)      for the payment of permitted payments; or

                  (ii)     where the transaction is:

                           (A)      in the ordinary course of business; and

                           (B) pursuant to the reasonable requirements of its business; and





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                           (C) upon terms that are no less favourable to it than would be obtained in a comparable arm's length transaction with a person who is not another company or a related entity, or affiliate of the company; or

         (f) (LOANS TO EMPLOYEES) enter into any lending transaction (other than any advances on commissions to employees) with any of its employees or any employees of any of its subsidiaries for a principal amount of more than A$10,000, or in aggregate A$50,000 or increase existing indebtedness except permitted indebtedness; or

         (g) (CAPITAL STRUCTURE) make any change in its capital structure as described in the disclosure statement; or

         (h) (BUSINESS) make any change to any of its business objectives, purposes or operations if that change could have a material adverse effect; or

         (i) (GUARANTEES) enter into or give any guarantee or other assurance against financial loss in connection with money borrowed or raised by it or at its request or any of its subsidiaries; or

         (j) (SECURITY INTERESTS) create or allow to exist a security interest on the whole or any part of its present or future property except permitted security interests; or

         (k) (DISPOSE OF PROPERTY) dispose of all or a substantial part of its property (either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily) except:

                  (i) the sale of inventory in the ordinary course of business; or

                  (ii) disposals of equipment, real property or fixtures that are obsolete or no longer used or useful in its business where the value of the property disposed of is less than A$250,000 in total for the reporting group in any financial year; or

                  (iii) disposals of other equipment or fixtures where the value of the property disposed of is less than A$250,000 in total for the reporting group in any financial year; or

         (l) (SALE-LEASEBACKS) enter into any sale-leaseback, synthetic lease or similar transaction involving its assets; or

         (m) (CANCELLATION OF INDEBTEDNESS) cancel any claim or debt owing to it except for reasonable consideration negotiated on an arm's length basis and in the ordinary course of business consistent with past practices; or

         (n) (RESTRICTED PAYMENTS) make any restricted payment other than payment of permitted payments; or

         (o) (COMPANY NAME AND CONSTITUTION) change its name, identity, corporate structure or constitution; or




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         (p) (LOCATION OF BUSINESS) change its registered office address, principal place of business, corporate offices or warehouses or locations at which any of its property is held; or

         (q)      (FINANCIAL YEAR) change its financial year; or

         (r) (IMPAIRMENT OF INTERCOMPANY TRANSFERS) directly or indirectly enter into or become bound by any agreement or other arrangement other than the transaction documents which could directly or indirectly restrict, prohibit or require the consent of any person with respect to the payment of dividends or distributions or repayment of intercompany loans by any of its subsidiaries to it; or

         (s) (SPECULATIVE TRANSACTIONS) enter into any transaction involving commodity options, futures contracts, interest rate swaps or similar transactions except solely to hedge against fluctuations in the prices of foreign currencies receivable or payable by it; or

         (t) (LICENCES AND LEASES) enter into one or more operating licences or leases for equipment or real property if the total of all payments under those licences or leases in any year of the licences or leases are greater than A$250,000; or

         (u) (ACQUIRE REAL PROPERTY OR WAREHOUSE SPACE) lease or acquire any real property or warehouse space or send any inventory to a processing or converting facility unless agreements referred to in clause 13.1(l) have been obtained for that real property, warehouse space or facility; or

         (v) (PRESS RELEASES) issue any press release or other public disclosure using the name of GE Capital or any of its related entities or referring to any transaction document without the prior written consent of GE Capital, unless it is required to do so by law and it consults with GE Capital before issuing that press release or other public disclosure; or

         (w) (BANK ACCOUNT BALANCES) accumulate or maintain cash in disbursement or payroll accounts as at the date of any determination in excess of the total sum of cheques outstanding against those accounts as at that date, amounts necessary to meet unanticipated liabilities incurred in the ordinary course of business in an amount no greater than $250,000 and amounts necessary to meet minimum balance requirements; or

         (x) (NEW BANK ACCOUNTS) open any new deposit or other accounts with any bank or financial institution or create any term deposit, unless GE Capital has consented to the opening of the account; or

         (y) (RELATED PARTY INDEBTEDNESS) pay or otherwise satisfy indebtedness owed or payable to any related entity of the company except; or

         (z) (TRUST MATTERS) exercise any power, take any step or grant any consent or approval in respect of any trust of which it is trustee to:

                  (i)      amend any trust deed;

                  (ii) make any capital distribution in cash from trust assets;





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                  (iii) resign or appoint any new or additional trustee appointor or other similar position;

                  (iv) appoint any new beneficiaries to the class of beneficiaries;

                  (v)      alter the vesting date;

                  (vi) allow use of the trust property by any beneficiaries of the trust;

                  (vii)    blend or mix trust property with any other property;

                  (viii) breach any of its obligations under the trust deed or limit or exclude the company's right of indemnity under the trust.

FINANCIAL REPORTING

13.4     The company undertakes to:

         (a) (MONTHLY FINANCIAL INFORMATION) give GE Capital, within 30 days of the end of each month:

                  (i) an unaudited consolidated and consolidating balance sheet of the reporting group as at the last day of that financial month; and

                  (ii) unaudited consolidated and consolidating profit and loss statements both for that month and the financial year to date for the reporting group setting out in comparative form the figures for the corresponding period in the previous year and the figures contained in the projections for that year; and

                  (iii) a certificate signed by the directors of the company showing the calculations used in determining compliance with the financial undertakings set out in clause 13.2 and stating that the financial information gives a true and fair view in accordance with GAAP of the financial position and results of operations of the reporting group, any other information presented is true and complete in all material respects and that no event of default has occurred or is continuing or, if that statement cannot be made, the nature of each event of default and the steps taken to correct them; and

         (b) (QUARTERLY FINANCIAL INFORMATION) give GE Capital, within 30 days of the end of each March, June, September and December, unaudited consolidated and consolidating cash flow statements both for that quarter and the financial year to date for the reporting group setting out in comparative form the figures for the corresponding period in the previous year and the figures contained in projections for that year; and

         (c) (OPERATING PLAN) give to GE Capital as soon as it is available but by no later than 30 days after the end of each financial year an annual operating plan on a monthly basis for the reporting group approved by the directors of each company in the reporting group. The operating plan must include:





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                  (i) a statement of all of the material assumptions on which the plan is based; and

                  (ii) monthly balance sheets and a monthly profit and loss and cash flow statements for the following year.

                  The operating plan must include sales, gross profits, operating expenses, operating profit, cash flow projections, excess borrowing availability and all prepared on the same basis and in similar detail as that on which the financial information referred to in sub-paragraph (a) are provided (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and include plans for capital expenditures; and

         (d) (MANAGEMENT LETTER) give to GE Capital within five business days after its receipt, a copy of any management letter, exception report or similar letters or reports received by the obligor from its auditors or accountants; and

         (e) (ANNUAL FINANCIAL STATEMENTS) give the consolidated and consolidating financial statements of each obligor and the unqualified audited consolidated financial statements of the reporting group for each financial year to GE Capital within 120 days after the end of that year. Those consolidated financial statements must set out in comparative form the figures for the corresponding period in the previous year; and

         (f) (OFFICER'S CERTIFICATE) give to GE Capital at the same time as the financial statements in clause 13.4(d), a certificate signed by its directors showing in reasonable detail the calculations used in determining compliance with each of the financial undertakings in clause 13.2 and stating that the financial information gives a true and fair view in accordance with GAAP of the financial position and results of operations of each obligor and the reporting group, any other information presented is true, complete and not misleading or deceptive in any material respects and that no event of default has occurred or is continuing or, if that statement cannot be made, the nature of each event of default and the steps taken to correct them; and

         (g) (RECONCILIATION REPORT) give GE Capital at the same time as the delivery of the monthly financial reports referred to in clause 13.4(a) a reconciliation of the accounts receivable and accounts payable trial balances and month end inventory perpetual reports of the reporting group to the general ledger of the reporting group and monthly financial reports delivered under clause 13.4(a); and

         (h) (INTELLECTUAL PROPERTY APPLICATIONS) give GE Capital at the same time as the delivery of the annual financial statements referred to in clause 13.4(d), a list of any applications for the registration of any patent trademark or copyright which the obligor has filed in the preceding year.

OTHER REPORTS

13.5 The company undertakes to provide to GE Capital in form and substance satisfactory to GE Capital:




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         (a) (BORROWING BASE CERTIFICATE) on request by GE Capital, but no less frequently than 10 business days after the end of each month except for each March month end where the information is to be provided within 15 business days from the March month end, a borrowing base certificate for the company; and

         (b) (ACCOUNTS RECEIVABLE ROLL FORWARD ANALYSIS) within 10 business days after the end of each month except for each March month end where the information is to be provided within 15 business days from the March month end, reports showing all additions and reductions (cash and non-cash) to the accounts receivable of the company for that month; and

         (c) (DISCLOSURE STATEMENT) on request by GE Capital a disclosure statement for; and

         (d) (INVENTORY ANALYSIS) within 10 business days after the end of each month except for each March month end where the information is to be provided within 15 business days from the March month end, reports showing all inventory held by the company at the end of the preceding month identifying separately raw materials, work in progress, unfinished goods, finished goods and their respective values and identifying the composition of the raw materials, work in progress, unfinished goods and finished goods and their respective locations; and

         (e) (OUTSTANDING ACCOUNTS) on request by GE Capital, but no less frequently than 10 business days after the end of each month except for each March month end where the information is to be provided within 15 business days from the March month end, a summary report of accounts outstanding of the company aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more; and

         (f) (ACCOUNTS PAYABLE) on request by GE Capital, but no less frequently than 10 business days after the end of each month except for each March month end where the information is to be provided within 15 business days from the March month end, a summary report of accounts payable of the company aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more.

COMMUNICATIONS WITH THIRD PARTIES

13.6 The obligor authorises GE Capital to communicate directly with its accountants, auditors and other advisers and agrees to instruct them to make available to GE Capital all information which they have concerning it and its subsidiaries provided GE Capital gives prior written notice to the relevant obligor.




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14.      OTHER RIGHTS OF GE CAPITAL

14.1 If GE Capital at any time has a reasonable basis to believe that there may be a violation of any environmental laws or environmental permits by any obligor or any environmental liability or any threatened or actual service of any clean-up notice or any claim for contribution or indemnity against any obligor by any other person served or threatened to be served with any clean-up notice, which, in each case, could reasonably be expected to have a material adverse effect, then the obligor on the request of GE Capital agrees to:

         (a) cause the performance of such environmental investigations and preparation of such environmental reports as GE Capital may reasonably request, which must be conducted by reputable environmental consulting firms acceptable to GE Capital and be in form and substance acceptable to GE Capital; and

         (b) permit GE Capital or its representatives to have access to all real property for the purpose of conducting such environmental investigations and testing as it deems reasonably appropriate.

15.      EVENTS OF DEFAULT


EVENTS OF DEFAULT

15.1     Each of the following is an event of default:

         (a) (NON PAYMENT - TRANSACTION DOCUMENT) the company does not pay on time any amount payable under any transaction document in the manner required under it; or

         (b) (CROSS DEFAULT) any present or future monetary obligations of the obligor or any of its subsidiaries for amounts totalling more than A$250,000 are not satisfied on time (or at the end of their period of grace) or become prematurely payable.

                  (A "monetary obligation" means a monetary obligation in connection with:

                  (i)      money borrowed or raised; or

                  (ii) any hiring arrangement, redeemable preference share, letter of credit or financial markets transaction (including a swap, option or futures contract); or

                  (iii) a guarantee or indemnity in connection with money borrowed or raised.);

         or

         (c) (NON OBSERVANCE OF OBLIGATIONS) the obligor does not observe any of its obligations under any transaction documents or under any other agreement or obligation with GE Capital or its related entities; or

         (d) (ENFORCEMENT AGAINST ASSETS) distress is levied or a judgment, order or encumbrance is enforced, or becomes enforceable, against any property of the





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                  obligor or any of its subsidiaries for amounts in total exceeding A$250,000 (or the equivalent in any other currency in which the enforcement occurs); or

         (e) (INCORRECT DOCUMENT) any document or information contained in any document given under clause 2.4 ("Conditions to first drawing") is untrue, incomplete or misleading in any material respect in GE's opinion; or

         (f) (INCORRECT REPRESENTATION OR WARRANTY) a representation or warranty made by or in respect of the obligor in connection with a transaction document is found to have been untrue, incorrect or misleading when made, or the obligor fails to make a disclosure in accordance with clause 12.3 ("Continuation of representations and warranties"); or

         (g) (INSOLVENCY) the obligor is or becomes insolvent or steps are taken to make any of those persons insolvent; or

         (h) (CEASING BUSINESS) the obligor stops payment, ceases to carry on its business or a material part of it, or threatens to do either of those things except to reconstruct or amalgamate while solvent on terms approved by GE Capital; or

         (i) (VOIDABLE TRANSACTION DOCUMENT) a transaction document or a transaction in connection with it is or becomes (or is claimed to be) wholly or partly void, voidable or unenforceable or is terminated without the written consent of GE Capital or does not have (or is claimed not to have) the priority GE Capital intended it to have ("claimed" in this case means claimed by the obligor or any of its related entities or anyone on behalf of any of them); or

         (j) (CHANGE OF CONTROL) the persons who at the date of this agreement have control of the obligor cease to have control of the obligor, or one or more other persons acquire control of the obligor after the date of this agreement in each case, without the prior consent of GE Capital; or

         (k) (CHANGE IN GROUP STRUCTURE) the persons who at the date of this agreement are affiliates, subsidiaries, or related entities of the reporting group cease to have that relationship with the obligor or the reporting group (other than persons that are non-Australian corporations); or

         (l) (REDUCTION OF CAPITAL) the obligor, without the consent of GE Capital, takes action to reduce its capital or buy back any of its ordinary shares or passes a resolution referred to in section 254N(1) of the Corporations Act 2001 (Cwlth); or

         (m) (APPOINTMENT OF MANAGER) a person is appointed under legislation to manage any part of the affairs of the obligor; or

         (n) (MATERIAL ADVERSE CHANGE) an event occurs which is (or a series of events occur which, together, are) likely to have a material adverse effect on the obligor and its subsidiaries or the reporting group individually or taken as a whole; or

         (o) (BREACH OF UNDERTAKING) an undertaking given to GE Capital or its solicitors by the obligor or another person in a transaction document is breached or not wholly performed within any period specified in the undertaking or, where no period is




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                  specified and the undertaking is not an on-going undertaking, within 7 days after the date of the undertaking; or

         (p) (DEFAULT UNDER OTHER TRANSACTION DOCUMENT) an event occurs which is called an event of default under any transaction document other than this agreement or any other event occurs which renders a transaction document enforceable; or

         (q) (POTENTIAL EVENT OF DEFAULT) an event occurs which, with the giving of notice, lapse of time or fulfilment of any condition, would become an event of default in the reasonable opinion of GE Capital; or

         (r) (TRUST MATTERS) any of the following occur in respect of any trust of which the obligor is trustee:

                  (i) the obligor makes any cash distribution or resettlement of the assets of the trust;

                  (ii) the obligor resigns its position as trustee of the trust or is removed or replaced as trustee or for any other reason ceases to be the sole trustee of the trust;

                  (iii) the terms of the trust are amended, revoked, varied, altered or added to so as to limit or prejudice the powers of the obligor to perform its obligations under the transaction documents to GE Capital;

                  (iv)     the obligor breaches the terms of the trust;

                  (v) the trust is wound up or a controller, receiver or receiver and manager is appointed to the trust or any trust property; or

                  (vi) the trust is found to be improperly constituted, the trust is terminated or the trustee does not have the requisite powers to enter into the transaction documents.


CONSEQUENCES OF DEFAULT

15.2     If an event of default occurs, then at the option of GE Capital:

         (a) the interest rate applicable to the current drawings is the default rate;

         (b) the total of the current drawings, interest on them and all other amounts payable under the transaction documents, are either:

                  (i)      payable on demand; or

                  (ii)     immediately due for payment; and

         (c)      any of GE Capital's obligations may be terminated.

         GE Capital may elect any or all of these options in its absolute discretion. The election of any of these options gives immediate effect to those provisions, without any need for notice to the obligor.





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16.      COSTS AND INDEMNITIES


REIMBURSEMENT AND INDEMNITY

16.1 The company agrees to pay or reimburse GE Capital and indemnifies GE Capital for and against loss, liability and costs it suffers or incurs, on demand for:

         (a)      GE Capital's costs in connection with:

                  (i) the negotiation, preparation, execution, stamping and registration of all transaction documents; and

                  (ii) it being satisfied that conditions to drawing have been met; and

                  (iii) the general on-going administration of the facility (including giving and considering consents, waivers and releases); and

         (b) GE Capital's costs in otherwise acting in connection with the transaction documents, such as enforcing or preserving rights (or considering enforcing or preserving them) or doing anything in connection with any enquiry by an authority involving the company or any of its related entities; and

         (c) taxes and fees (including registration fees) and fines and penalties in respect of fees paid or that GE Capital reasonably believes are payable in connection with any transaction document or a payment or receipt or any other transaction contemplated by any transaction document or any supply of anything by GE Capital to the company. However, the company need not pay a fine or penalty in connection with taxes or fees to the extent that it has placed GE Capital in sufficient cleared funds for GE Capital to be able to pay the taxes or fees by the due date; and

         (d) if GST has application to any supply made under or in connection with this agreement or a transaction document, in addition to any other consideration expressed as payable elsewhere in this agreement or a transaction document, an additional amount on account of GST, such amount to be calculated by multiplying the amount or consideration payable by the company for the relevant supply by the prevailing GST rate (taking into account any input tax credit actually received by GE Capital which in GE Capital's opinion relates to a GST payment made in respect of any supply made under or in connection with this agreement). Any amount payable on account of GST by the company under this clause must be calculated without any deduction or set off of any other amount (other than as expressly permitted under this clause) and is payable by the company on demand by GE Capital whether the demand is by means of an invoice or otherwise; and

         (e) if GE Capital is unable to obtain a full input tax credit for an amount paid on account of GST by GE Capital to another person in respect of a supply made by another person to GE Capital in respect of this agreement or a transaction document or matters arising under this agreement or a transaction document, an amount equal to the input tax credit to which GE Capital is not entitled under the GST legislation.





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OTHER LOSS

16.2 The company indemnifies GE Capital from and against any costs, liability or loss suffered or incurred by GE Capital arising from, or in connection with:

         (a) any claim made against it by reason of financial accommodation requested under a transaction document not being provided in accordance with the request for any reason except default of GE Capital; and

         (b) financial accommodation under a transaction document being repaid, discharged or made payable other than on its due date; and

         (c) GE Capital acting in connection with a transaction document in good faith on fax or telephone instructions purporting to originate from the offices of the company or to be given by an authorised officer of the company; and

         (d)      an event of default; and

         (e) GE Capital exercising or attempting to exercise rights in connection with a transaction document after an event of default; and

         (f) any indemnity GE Capital gives a controller or an administrator of the company; and

         (g) all claims by third parties in respect of letters of credit issued under this agreement including without limitation, all letter of credit liabilities.


ITEMS INCLUDED IN LOSS, LIABILITY AND COSTS

16.3     The company agrees that:

         (a) the costs referred to in clause 16.1 ("Reimbursement and indemnity") and the liability, loss or costs in clause 16.2 ("Other loss") include legal costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

         (b) the costs referred to in clauses 16.1(a) and (b) ("Reimbursement and indemnity") include those paid or payable, to persons engaged by GE Capital in connection with the transaction documents (such as consultants).


PAYMENT OF EMPLOYEES' LOSSES

16.4 The company agrees to pay GE Capital an amount equal to any liability, loss or costs of the kind referred to in clause 16.2 ("Other loss") suffered or incurred by any employee, officer, agent or contractor of GE Capital.







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CURRENCY CONVERSION ON JUDGMENT DEBT

16.5 If a judgment or proof of debt for an amount in connection with a transaction document is expressed in a currency other than Australian dollars, then the company indemnifies GE Capital against:

         (a) any difference arising from converting the other currency if the rate of exchange used by GE Capital under clause 5.5 ("Conversion of currency") for converting currency when it receives a payment in the other currency is less favourable to GE Capital than the rate of exchange used for the purpose of the judgment or acceptance of proof of debt; and

         (b)      the costs of conversion.

CERTIFICATE BY GE CAPITAL

16.6 A statement or certificate given by GE Capital setting out the amount of any loss, liability or costs incurred or suffered by GE Capital (including the extent of GE Capital's entitlement to a full or reduced input tax credit for GST paid in respect of any matter contemplated in a transaction document) is, absent manifest error, final, binding and conclusive evidence against the obligor of the amount of that loss, liability or cost.

17.      INTEREST ON OVERDUE AMOUNTS


OBLIGATION TO PAY

17.1 If the obligor fails to pay any amount under this agreement on the due date for payment, the obligor agrees to pay to GE Capital on demand interest on that amount at the default rate. The interest accrues from day to day from and including the due date up to but excluding the date of actual payment and is calculated on actual days elapsed and a year of 360 days.


COMPOUNDING

17.2 Interest payable under clause 17.1 ("Obligation to pay") which is not paid when due for payment may be added to the overdue amount by GE Capital at intervals which GE Capital determines from time to time or, if no determination is made, every 30 days. Interest is payable on the increased overdue amount at the default rate in the manner set out in clause 17.1 ("Obligation to pay").


INTEREST FOLLOWING JUDGMENT

17.3 If a liability becomes merged in a judgment, then the company agrees to pay GE Capital on demand interest on the amount of that liability as an independent obligation. This interest:

         (a) accrues from the date the liability becomes due for payment both before and after the judgment until the liability is paid; and

         (b) is calculated at the rate that is the higher of the judgment rate and the default rate.




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18.      GUARANTEE AND INDEMNITY


REQUEST AND CONSIDERATION

18.1 By signing this agreement, the guarantor requests GE Capital to enter into this agreement and agrees to be bound by this guarantee, the provisions set out in Schedule 7, and this agreement in consideration of GE Capital doing so.

19.      ATTORNEY


APPOINTMENT OF ATTORNEY

19.1 The obligor irrevocably appoints GE Capital and each of its authorised officers individually as its attorney and agrees to ratify all action taken by an attorney under clause 19.2 ("Attorneys' powers").


ATTORNEYS' POWERS

19.2     Each attorney may where an Event of Default has occurred and subsists:

         (a) perform and observe the obligations of the obligor under this agreement to enable GE Capital to exercise its rights under this agreement; and

         (b) do anything which an obligor may lawfully do to exercise their right of proof after an event relating to insolvency occurs in respect of obligor (these things may be done in the obligor's name or the attorney's name and they include signing and delivering documents, taking part in legal proceedings and receiving any dividend arising out of the right of proof); and

         (c) delegate its powers (including this power) and may revoke a delegation; and

         (d) exercise its powers even if this involves a conflict of duty and even if it has a personal interest in doing so.


APPLICATION OF INSOLVENCY DIVIDENDS

19.3 The attorney need not account to an obligor for any dividend received on exercising the right of proof under clause 19.2 ("Attorneys' powers") except to the extent that any dividend remains after GE Capital has received all amounts payable or to become payable in the future under this agreement.


RIGHT OF PROOF LIMITED

19.4 Each obligor agrees not to exercise a right of proof after an event occurs relating to the insolvency of the company or any other obligor independently of an attorney appointed under clause 19.1 ("Appointment of attorney").





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20.      DEALING WITH INTERESTS


NO DEALING BY COMPANY

20.1 The obligor may not assign or otherwise deal with its rights under any transaction document or allow any interest in them to arise or be varied, in each case without GE Capital's written consent.


DEALINGS BY GE CAPITAL

20.2 GE Capital may assign or otherwise deal with its rights under the transaction documents (including by participation or syndication) in any way it sees fit and without the consent of any other person, including an obligor. GE Capital must notify the company as soon as reasonably practicable of any assignment or other dealing with its rights under the transaction documents.


NO SET-OFF AGAINST ASSIGNEES

20.3 If GE Capital assigns or otherwise deals with its rights under this agreement, the obligor may claim against any assignee (or any other person who has an interest in this agreement) any right of set-off or other right the obligor has against GE Capital provided that the rights of the obligor arise under this agreement or the transaction documents.

21.      NOTICES


FORM

21.1 All notices, certificates, consents, approvals, waivers and other communications in connection with a transaction document ("Notices") must be in writing, signed by an authorised officer of the sender and marked for attention as set out in the Parties or, if the recipient has notified otherwise in writing, then marked for attention in the way last notified.


DELIVERY

21.2     All Notices must be:

         (a)      left at the address set out in the Parties; or

         (b) sent by prepaid post (airmail, if outside Australia) to the address set out in the Parties; or

         (c)      sent by facsimile to the number set out in the Parties.

         If the intended recipient has notified the sender in writing of a changed postal address or changed facsimile number, then the Notice must be to the address or number notified.





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WHEN EFFECTIVE

21.3 A Notice takes effect from the time it is received unless a later time is specified in it.


DEEMED RECEIPT - POSTAL

21.4 If sent by post, a Notice is taken to be received one business day after posting (or seven days after posting if sent to or from a place outside Australia).


DEEMED RECEIPT - FACSIMILE

21.5 If sent by facsimile, a Notice is taken to be received at the time shown in the transmission report of the sender as the time that the whole facsimile was sent.

22.      GENERAL


SET-OFF

22.1 At any time after an event of default, GE Capital may set off any amount due for payment by GE Capital to the obligor against any amount due for payment by the obligor to GE Capital under the transaction documents. Where an event of default has occurred and subsists, the obligor may claim or set-off any money owing by GE Capital to it against money owing by the obligor to GE Capital.


SUSPENSE ACCOUNT

22.2 GE Capital may place in a suspense account for no longer than 5 Business Days and provided an event of default has occurred and subsists any payment it receives from the obligor for as long as it thinks prudent and need not apply it towards satisfying any money owing to GE Capital under this agreement.


CERTIFICATES

22.3 GE Capital may give the obligor a certificate about an amount payable or other matter in connection with a transaction document. The certificate is (absent obvious error) final, binding and conclusive evidence of the amount or matter.


PROMPT PERFORMANCE

22.4 If this agreement specifies when the obligor must perform an obligation, the obligor agrees to perform it by the time specified. The obligor agrees to perform all other obligations promptly.


DISCRETION IN EXERCISING RIGHTS

22.5 GE Capital may exercise a right or remedy or give or refuse its consent in any way it considers appropriate, including by imposing conditions unless a transaction document states otherwise.







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CONSENTS

22.6 The obligor agrees to comply with all conditions in any consent GE Capital gives in connection with any transaction document.


PARTIAL EXERCISING OF RIGHTS

22.7 If GE Capital does not exercise a right or remedy fully or at a given time, GE Capital can still exercise it later.


NO LIABILITY FOR LOSS

22.8 GE Capital is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy other than caused by GE's negligence or default.


REMEDIES CUMULATIVE

22.9 The rights and remedies of GE Capital under any transaction document are in addition to other rights and remedies given by law independently of that transaction document.


RIGHTS AND OBLIGATIONS ARE UNAFFECTED

22.10 Rights given to GE Capital under this agreement and the obligor's liabilities under it are not affected by any law that might otherwise affect them.


INDEMNITIES

22.11 The indemnities in this agreement are continuing obligations, independent of the obligor's other obligations under this agreement and continue after this agreement ends. It is not necessary for GE Capital to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.


VARIATION AND WAIVER

22.12 Unless this agreement expressly states otherwise, a provision of this agreement, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

CONFIDENTIALITY

22.13 The obligors consent to GE Capital disclosing information provided by the obligors that is not publicly available:

         (a) in connection with any person exercising rights or dealing with rights or obligations under a transaction document (including in connection with preparatory steps such as negotiating with any potential assignee or potential participant of GE Capital's rights or other person who is considering contracting with GE Capital in connection with a transaction document); or




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         (b) to a person considering entering into (or who does enter into) a credit swap with GE Capital involving credit events relating to the obligor or any of its related entities; or

         (c) to officers, employees, legal and other advisers and auditors of GE Capital; or

         (d) to any party to a transaction document or any related entity of GE Capital; or

         (e) with the consent of the obligor about whom the information relates (which consent must not be unreasonably withheld); or

         (f) as allowed necessary or required by any law court, regulatory body, tribunal, authority, judicial or quasi-judicial proceedings or by any stock exchange.

FUrTHER STEPS

22.14 The obligor agrees to do anything GE Capital asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the obligor and any other person intended to be bound under the transaction documents.


INCONSISTENT LAW

22.15 To the extent permitted by law, each transaction document prevails to the extent it is inconsistent with any law.


SUPERVENING LEGISLATION

22.16 Any present or future legislation which operates to vary the obligations of an obligor in connection with a transaction document with the result that GE Capital's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.


TIME OF THE ESSENCE

22.17 Time is of the essence in any transaction document in respect of an obligation of the obligor to pay money.


APPLICABLE LAW

22.18 The transaction documents are governed by the law in force in New South Wales. The obligor and GE Capital submit to the non-exclusive jurisdiction of the courts of New South Wales.


SERVING DOCUMENTS

22.19 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 21 ("Notices").




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ADVERTISING

22.20 The obligor consents to the publication by GE Capital of a "tombstone" or similar advertising material relating to the transactions contemplated in the transaction documents.

COUNTERPARTS

22.21 This agreement may consist of a number of copies of this agreement each signed by one or more parties to the agreement. When taken together, the signed copies are treated as making up the one document. Any copy of this agreement signed by a party is binding on that party whether or not that or any other copy is signed by or binding upon any other party.

SEVERANCE

22.22 Each word, phrase, sentence, paragraph and clause in each transaction document is severable no matter how they are linked. If any word, phrase, sentence, paragraph or clause is defective, unenforceable, void or voidable they may be severed and the remaining words will continue to be of full force and effect.

23.      INTERPRETATION


MEANINGS

23.1 These meanings apply in each transaction document unless the contrary intention appears:

         AFFILIATE means, in relation to a person:

         (a) each person that directly or indirectly owns or controls 5% or more of the share capital having ordinary voting power in the election of directors of that corporation; and

         (b) each person that controls, is controlled by or is under common control with that corporation.

         AGGREGATE BORROWING BASE means for a particular day, an amount equal to the sum of:

         (c) 85% (less the borrowing base dilution) of the value (as determined by GE Capital) of the company's eligible accounts;

                  PLUS

         (d)      the lesser of:

                  (i)      $20,000,000;

                     and




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                  (ii) 50% of the company's eligible inventory valued on a first in first out basis at the lower of cost and net realisable (market) value, in each case less any reserves established by GE Capital from time to time.

         AUTHORISED OFFICER means:

         (a) in the case of GE Capital, a director, secretary or an officer whose title contains the word "manager" or a person performing the functions of any of them or the solicitor of GE Capital; and

         (b) in the case of an obligor, a person appointed in writing by the relevant obligor to act as an authorised officer under the transaction documents to which it is a party.

         BILL has the meaning it has in the Bills of Exchange Act 1909 (Cwlth) and a reference to the drawing or acceptance or endorsement of, or other dealing with, a bill is to be interpreted in accordance with that Act.

         BLOCKED ACCOUNT AGREEMENT means an agreement governing any bank account into which deposits by the company are made, containing an irrevocable direction to the bank to transfer funds in the account telegraphically daily to an account nominated by GE Capital.

         BORROWING BASE CERTIFICATE means a certificate in the form set out in
         Schedule 3, or any other form required by GE Capital, duly completed by the company and signed by an authorised officer of the company.

         BORROWING BASE DILUTION is the amount expressed as a percentage by which the dilution exceeds 5% at the time of calculation.

         BUSINESS DAY means a day on which banks are open for general banking business in Sydney (not being a Saturday, Sunday or public holiday in Sydney).

         CAPITAL EXPENDITURE means any expenditure for fixed assets or improvements (or for replacements, substitutions or additions to them) that have a useful life of more than one year and that are required to be capitalised under GAAP.

         CAPITAL LEASES means any lease of property that in accordance with GAAP would be required to be classified and accounted for as a finance lease on the balance sheet of the lessee.

         CAPITAL LEASE OBLIGATIONS means with respect to any capital lease the amount of the obligation of the lessee that, in accordance with GAAP, would appear on the balance sheet of the lessee in respect of that capital lease.

         CLEAN-UP NOTICE means any order, direction, notice or other requirement of any authority in respect of remediation.

         CLOSING DATE means the date of the first drawdown of funds under this agreement.

         CLOSING FEE means the fee described as such in the Details.





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         COMPANY means each of the persons so described in the Parties, jointly and severally in its own capacity and as trustee of any trust. A reference to any property of the company includes a reference to property or assets of the company as trustee of the trusts in the disclosure statement.

         CONTROL of a corporation includes the direct or indirect power to directly or indirectly:

         (a) be in a position to cast or control the casting of, more than 30% of the maximum number of votes that may be cast at a general meeting; or

         (b) control the membership of its board of directors,

         whether or not the power has statutory, legal or equitable force or is based on statutory, legal or equitable rights and whether or not it arises by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of the corporation or otherwise.

         CONTROLLER has the meaning it has in the Corporations Act 2001 (Cwlth).

         CONTROLLED ACCOUNT means each account governed and operated by the locked box agreement or the blocked account agreement.

         COSTS includes charges, expenses and internal administration costs; and costs, charges and expenses in connection with advisers on a full indemnity basis, and any GST paid or payable by GE Capital except to the extent that GE Capital is entitled to a full or reduced input tax credit.

         CURRENT DRAWING means the outstanding principal amount of a drawing made under the facility and any amount deemed to be a drawing under the facility.

         CURRENT LC means any letter of credit which has not been discharged in full or in respect of which LC obligations remain unsatisfied.

         DEFAULT RATE means the interest rate plus 3% per annum.

         DEPRECIATION EXPENSE means depreciation expense of the reporting group determined in accordance with GAAP.

         DILUTION, which is to be calculated monthly, means for each of the companies, severally, the total of non cash credits made to the accounts receivable of the company for the 12 month period ending on the date of determination divided by the total sales for that period, expressed as a percentage and rounded to the nearest whole number. The dilution is calculated at any time by reference to the most recent accounts receivable roll forward analysis provided by the company to GE Capital under clause 13.5 or as otherwise determined by GE Capital.

         DISCLOSURE STATEMENT means a statement or notice containing or purporting to contain the disclosures referred to in Schedule 6 or otherwise required or made under this agreement, duly completed by the reporting group and signed by an authorised officer of the company/reporting as being true, correct and not misleading or deceptive at the date of the statement or notice and includes each statement or notice given prior to the date of this agreement.




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         DRAWDOWN DATE means the date on which a drawing is or is to be made.

         DRAWDOWN NOTICE means a completed and signed notice containing the information and representations and warranties set out in Schedule 2, or otherwise in the form required by GE Capital from time to time.

         EARLY TERMINATION FEE means the fee described as such in clause 7.1(h) and the Details.

         EBITDA means an amount equal to net income of the reporting group less the sum of:

         (a)      income tax credits; and

         (b)      interest income; and

         (c)      gain from extraordinary items; and

         (d) any aggregate net gain (but not any aggregate net loss) arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities); and

         (e) any other non-cash gains which have been added in determining net income, in each case to the extent included in the calculation of net income in accordance with GAAP, but without duplication;

                  PLUS (to the extent deducted in determining net income), the sum of:

         (f)      amortisation of goodwill; and

         (g)      depreciation expenses; and

         (h)      any income tax expense; and

         (i)      interest expense; and

         (j)      loss from extraordinary items; and

         (k) the amount of any deduction to net income as the result of any grant to any members of the management of any shares, in each case to the extent included in the calculation of net income in accordance with GAAP, but without duplication.

         For purposes of the definition of EBITDA, the following items are excluded in determining net income:

         (a) the income (or deficit) of any person accrued prior to the date it became a subsidiary of, or was merged or consolidated into, the company or any of its subsidiaries;

         (b) the income (or deficit) of any person (other than a subsidiary) in which the company or any of its subsidiaries has an ownership interest, except to the extent any such income has actually been received in the form of cash dividends or distributions;



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         (c) the undistributed earnings of any subsidiary of the company or any of its subsidiaries to the extent that the declaration or payment of dividends or similar distributions by such subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such subsidiary;

         (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during the relevant period;

         (e)      any write-up of any asset;

         (f) any net gain from the collection of the proceeds of life insurance policies;

         (g) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any indebtedness, of the company or any of its subsidiaries;

         (h) in the case of a successor to the company or any of its subsidiaries by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets; and

         (i) any deferred credit representing the excess of equity in any subsidiary of the company or any of its subsidiaries at the date of acquisition of such subsidiary over the cost to the company or any of its subsidiaries of the investment in such subsidiary.

         ELIGIBLE ACCOUNTS means those accounts of each company which GE Capital, in its reasonable judgment, determines to be eligible accounts based on the most recent borrowing base certificate and excluding, among other accounts, the exclusionary criteria.

         ELIGIBLE INVENTORY means the inventory of the company which GE Capital in its reasonable judgment determines to be eligible inventory at the time based on the most recent borrowing base certificate, and excluding, amongst other items the exclusionary criteria.

         ENCUMBRANCE means any security interest, notice under section 218 or 255 of the Income Tax Assessment Act 1936 (Cwlth) or under any similar provision of a State, Territory or Commonwealth law, right to remove things from land (known as a "profit a prendre"), easement, restrictive or positive covenant (other than easements and covenants burdening real property), equity, interest, garnishee order, writ of execution, right of set-off, lease, licence to use or occupy, assignment of income or monetary claim, and any agreement to create any of them or allow any of them to exist.

         ENVIRONMENTAL LAWS means any law concerning the environment and includes laws, statutes, ordinances, codes, rules, standards, regulations and policies from time to time concerning:

         (a) the carrying out of uses, works or development or the subdivision of land;

         (b)      emissions of substances into the atmosphere, waters and land;

         (c) pollution and contamination of the atmosphere, waters and land;




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         (d) production, use, handling, storage, transportation and disposal of:

                  (i)      waste;

                  (ii)     hazardous substances; and

                  (iii)    dangerous goods;

         (e)      conservation, heritage and natural resources;

         (f)      threatened, endangered and other flora and fauna species;

         (g)      the erection and use of structures; and

         (h)      the health and safety of people,

         whether made or in force before or after the date of this agreement.

         ENVIRONMENTAL LIABILITIES means, with respect to any person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages (including all consequential and indirect damages) costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions, claims for contribution and indemnity, whether arising under statute or otherwise, and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any environmental laws or environmental permits.

         ENVIRONMENTAL PERMITS means all permits, licences, authorisations, consents, certificates, approvals, registration or other written documents required by any authority under any environmental laws.

         EVENT OF DEFAULT means an event of default so described in this agreement (see clause 15 ("Events of default")).

         EXCLUSIONARY CRITERIA means the criteria set out in Schedule 4.

         EXCESS AVAILABILITY means at any time:

         (a) the lesser of the facility limit and the aggregate borrowing base;

                  LESS

 (b)     current drawings and current LC's at that time,

         as calculated by GE Capital.

         FACE VALUE AMOUNT means in respect of a letter of credit, the amount shown on a letter of credit as the maximum amount payable under it. If a letter of credit is issued in a currency other than Australian dollars, GE Capital may at any time convert the amount shown on the letter of credit into Australian dollars on the day and at the rates as it






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         considers appropriate (even though it may be necessary to convert through a third currency) for the purpose of determining the face value amount at that time.

         FACILITY means the facilities made available under this agreement or any one of them.

         FACILITY LIMIT means the amount set out as such in the Details.

         FIELD EXAMINATION FEE means the fee set out in clause 7.1(c) and the Details.

         FINANCIAL STATEMENTS means:

         (a)      a profit and loss statement;

         (b)      a balance sheet; and

         (c)      a statement of cash flows,

         together with any notes to those documents and a directors' declaration as required under the Corporations Act 2001 (Cwlth) and any other information necessary to give a true and fair view prepared in accordance with GAAP.

         FIXED CHARGE COVERAGE RATIO means the ratio of:

         (a)      EBITDA for that period; less

                  any capital expenditures for the same period which are not financed through the incurrence of indebtedness (excluding under this facility); plus any proceeds of a sale - leaseback transaction for which GE Capital's prior written consent has been granted in accordance with clause 13.3(l), for the same period;

         to

         (b)      fixed charges.

         FIXED CHARGES means the total of all cash interest expense, fee expense and income taxes of the reporting group paid or accrued plus scheduled payments of principal with respect to indebtedness.

         FUNDED DEBT means all indebtedness of the reporting group for borrowed money evidenced by notes, bonds, debentures, or similar evidences of indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendable at the debtor's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including capital lease obligations, current maturities of long-term debt, revolving credit and short-term debt extendable beyond one year at the option of the debtor, and also including its obligations under the transaction documents.

         GAAP means generally accepted accounting principles in Australia, consistently applied.

         GE CAPITAL means the person so described in the Parties.




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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 45 of 79 Pages

         GST means any tax in the nature of a consumption tax, a goods and services tax, a value added tax or similar tax including without limitation any tax arising out of the passage of the "A New Tax System (Goods and Services Tax) Act, 1999" (Commonwealth) and associated legislation.

         GUARANTEE means the guarantee and indemnity in clause 18 ("Guarantee and indemnity").

         GUARANTEED MONEY means, at any time, all amounts then due for payment or which will or may become due for payment in the future by the company to GE Capital in connection with the transaction documents (including transactions in connection with them).

         GUARANTOR means each of the persons so described in the Parties, jointly and severally.

         HAZARDOUS MATERIAL means any substance, material or waste which is regulated by or forms the basis of liability (including, without limitation any environmental liability) now or hereafter under, any environmental laws, including any material or substance which is:

         (a) defined as a "solid waste", "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste", "restricted hazardous waste", "pollutant", "contaminant", "hazardous constituent", "special waste", "toxic substance" or other similar term or phrase under any environmental laws;

         (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls or any radioactive substance; or

         (c)      may be the subject of any clean-up notice.

         INDEBTEDNESS means all indebtedness, actual or contingent, including but without duplication:

         (a) all indebtedness for borrowed money or for the deferred purchase price of property payment for which is deferred six months or more;

         (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured;

         (c) all obligations evidenced by notes, bonds, debentures or similar instruments;

         (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

         (e)      all capital lease obligations;

         (f) all obligations under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured;

         (g) all obligations under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or






--------------------------------------------------------------------------------
Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 46 of 79 Pages
                  arrangement designed to alter risks arising from fluctuations in currency values or interest rates, in each case whether contingent or matured;

         (h) all indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any encumbrance upon or in property or other assets (including accounts and contract rights) owned by the company and its subsidiaries on a consolidated basis, even though the company and its subsidiaries on a consolidated basis has not assumed or become liable for the payment of such indebtedness; and

         (i)      obligations under the transaction documents.

         INDEX RATE means in respect of each month:

         (a) the 90 day Bank Bill Swap Rate for the first business day of that month which is quoted as the "Bank Bill Swap Reference Rate- Average Bid" in the Money Market section in the following business day's edition of the Australian Financial Review; or

         (b) if there is an obvious error in the rate described in (a), or if that rate or publication is not published, the average bid rate for bills having a tenor of 90 days as displayed on the Reuters Monitor System designated "BBSY" on the first business day of that month; or

         (c) if there is an obvious error in the rate described in (b) or if that rate is not displayed by 10:30am Sydney time on the relevant day, the rate set by GE Capital in good faith at 10:30am on that date.

         INSOLVENT means:

         (a) being an insolvent under administration or insolvent (each as defined in the Corporations Act 2001 (Cwlth)), or having a controller appointed, or being in receivership, in receivership and management, in liquidation, in provisional liquidation, under administration, wound up, subject to any arrangement, deed of company arrangement, assignment or composition, protected from creditors under any statute, dissolved (other than to carry out a reconstruction while solvent) or otherwise being unable to pay debts when they fall due or having something similar happen; and

         (b) in the case of any person registered under the Companies Act 1993 of New Zealand, a body corporate presumed to be unable to pay its debts under Section 287 of that Act, or declared at risk under the Corporations (Investigation and Management) Act 1989 of New Zealand, or a statutory manager is appointed or any step is taken with a view to making an appointment.

         INTELLECTUAL PROPERTY means all patents, copyrights, trademarks, trade secrets, customer lists and any licence to use any of them.

         INTEREST EXPENSE means interest expense of the reporting group (whether cash or non-cash) determined in accordance with GAAP. It also includes interest expense with respect to any funded debt.





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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 47 of 79 Pages

         INTEREST PAYMENT DATE means the first business day of each month and the maturity date.

         INTEREST RATE means the interest rate set out in the Details.

         LAW means a treaty, a law, regulation, ordinance, an official directive or request having the force of law, and an official directive, request, guideline or policy with which obligors similar to or of the same class as the obligor carrying on business in Australia normally comply.

         LC OBLIGATIONS means the obligations incurred by GE Capital under or in relation to a letter of credit.

         LETTER OF CREDIT means any letter of credit, services, accommodation, guarantee, indemnity, payment, undertaking or confirming facility provided at the company's request by or on behalf of GE Capital or any steps taken to attempt to provide those facilities by GE Capital.

         LETTER OF CREDIT APPLICATION means a request that GE Capital incur LC obligations in a form acceptable to the issuing bank selected by GE Capital.

         LETTER OF CREDIT FACILITY means the letter of credit facility provided under this agreement.

         LETTER OF CREDIT FACILITY LIMIT means the amount set out as such in the Details.

         LETTER OF CREDIT FEE means the fee described in clause 7.1(c) and the Details.

         LETTER OF CREDIT LIABILITY means any claim, action, loss, liability, charge, cost, expense, outgoing or payment which GE Capital incurs or which is payable or to become payable in the future by GE Capital in relation to or arising out of:

         (a) GE Capital procuring the issuance of or making any payment in relation to any letter of credit or any request by the company to issue a letter of credit including without limitation under any indemnity given by GE Capital to procure the issuance of a letter of credit;

         (b)      any claim for payment in relation to a letter of credit;

         (c) anything done by any person who is or claims to be entitled to the benefit of a letter of credit; or

         (d)      anything done by the issuer of any letter of credit,

         including without limitation, interest, commission, charges, costs and expenses paid, payable or charged to GE Capital in respect of a letter of credit.

         MATERIAL ADVERSE EFFECT means something which in the reasonable opinion of GE Capital materially adversely affects:

         (a) the legality, validity or enforceability of a transaction document; or

         (b) the relevant entity's ability to observe its obligations under any transaction document or carry on its business as it is currently being conducted; or





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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 48 of 79 Pages

         (c)      the rights of GE Capital under a transaction document; or

         (d) the ability of GE Capital to enforce its rights under the transaction documents; or

         (e) the relevant entity's business, assets, value, operations, prospects or financial or other condition; or

         (f)      the risks to GE Capital under any transaction document.

         MATURITY DATE means the maturity date set out in the Details, but if that is not a business day, then the preceding business day.

         OBLIGOR means the company and the guarantors and each of them jointly and severally.

         PERMITTED INDEBTEDNESS means:

         (a) the indebtedness described in the disclosure statement which has been approved by GE Capital; and

         (b)      indebtedness arising under the transaction documents; and

         (c) indebtedness otherwise expressly permitted or required under the transaction documents; and

         (d) indebtedness owing to trade creditors incurred in the ordinary course of business that are not overdue by more than six months unless such are contested in good faith; and

         (g) all obligations under any foreign exchange contracts entered into in the ordinary course of the company's business;

         PERMITTED PAYMENT means a payment by the company to a person that has entered into a transaction document with GE Capital provided the payment is made in accordance with the terms of the transaction document, and no event of default has occurred or will occur by making the payment.

         PERMITTED SECURITY INTERESTS means:

         (a)      a security interest created under a transaction document; and

         (b) a security interest arising by operation of law to secure a monetary obligation maturing not more than 90 days after the date on which it is originally incurred; and

         (c) a retention of title provision or romalpa clause created under any document.

         PROJECTIONS means forecasted balance sheets, profit and loss statements and cash flow statements, all prepared on a consolidated and consolidating basis, and otherwise consistent with the historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         REAL PROPERTY means, in respect of a person, the real property owned, leased, subleased used or controlled by that person.




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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 49 of 79 Pages

         RELATED ENTITY has the meaning it has in the Corporations Act 2001 (Cwlth).

         REMEDIATION means the investigation, clean-up, removal, abatement, disposal, control, containment, encapsulation or other treatment of any hazardous material and includes the monitoring and risk management of any hazardous material.

         REPORTING GROUP means each of the obligors that are companies, and their subsidiaries on a consolidated basis jointly and severally, in their own capacities and as trustee of any trust.

         RESTRICTED PAYMENT means:

         (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a company's share capital; or

         (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a person's share capital or any other payment or distribution made in respect of the company's share capital, either directly or indirectly; or

         (c) any payment or repayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission or with respect to, any subordinated debt of the company; or

         (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire the company's share capital; or

         (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of shares in the company's share capital or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; or

         (f) any payment, repayment, loan, contribution, or other disposition or transfer of funds or other property to any affiliate or related entity of the company; or

         (g) management or consultancy fees paid or payable to a related entity or affiliate of the company.

         SECURITY INTEREST means any security for the payment of money or performance of obligations including a mortgage, charge, lien, pledge, trust or power. Security interest also includes a guarantee.

         STANDBY LETTER OF CREDIT means each letter of credit which is not a trade letter of credit or a term letter of credit.

         SUBSIDIARY of an entity means another entity which is a subsidiary of the first within the meaning of part 1.2 division 6 of the Corporations Act 2001 (Cwlth) or is a subsidiary of or otherwise controlled by the first within the meaning of any approved accounting standard.





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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 50 of 79 Pages

         TANGIBLE NET WORTH means the book value of the assets of the reporting group less:

         (a) goodwill, capitalised organisational expenses, capitalised research and development expenses, capitalised marketing costs, trademarks, trade names, copyrights, patents, patent applications, licences and rights in any of them and other intangible items;

         (b)      unamortised debt discount and expense;

         (c)      prepaid expenses;

         (d) any write up in the book value of any asset resulting from a revaluation;

         (e)      any reserves applicable to those assets; and

         (f) the liabilities of the reporting group (including accrued and deferred income taxes but excluding all amounts owing to Daisytek Inc. subordinated under the subordination agreement referred to in Item 18 of Schedule 1), all as determined in accordance with GAAP.

         TAXES means taxes, levies, imposts, charges and duties imposed by any authority (including without limitation GST, stamp duty and any other transaction duties) (together with any related interest, penalties, fines and expenses in connection with them), except if imposed on the overall net income of GE Capital.

         TERM LETTER OF CREDIT means any letter of credit issued which is payable on a deferred payment basis or at a fixed and determinable future date.

         TRADE LETTER OF CREDIT means any letter of credit issued in connection with the purchase by the company of finished goods and/or capital equipment approved in advance by GE Capital.

         TRANSACTION DOCUMENTS means:

         (a)      this agreement;

         (b) each of the documents set out in Schedule 1 or required to be provided as set out in Schedule 1;

         (c) each document required to be provided by or on behalf of an obligor under this agreement;

         (d) each document which the company acknowledges in writing to be a transaction document;

         (e) each document including or containing obligations of any of the obligors to GE Capital; and

         (f) each other document connected with any of the documents set out in sub-clauses (a) to (e).

         UNUSED FACILITY FEE means the fee described in clause 7.1(b) and the Details.





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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 51 of 79 Pages

         WORKING CAPITAL means current assets less current liabilities as those terms are defined in schedule 5 to the regulations to the Corporations Act 2001 (Cwlth).


REFERENCES TO CERTAIN GENERAL TERMS

23.2 Unless the contrary intention appears, a reference in a transaction document to:

         (a) a group of persons is a reference to any two or more of them collectively and to each of them individually;

         (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them collectively and each of them individually;

         (c) an agreement, representation or warranty by two or more persons binds them collectively and each of them individually;

         (d) anything (including an amount) is a reference to the whole and each part of it;

         (e) a document (including this agreement) includes any variation or replacement of it;

         (f) any legislation includes any consolidation, amendment, re-enactment or replacement of it and any regulations and other instruments made under it;

         (g) an accounting term is a reference to that term as it is used in accounting standards under the Corporations Act 2001 (Cwlth), or, if not inconsistent with those standards, in accounting principles and practices generally accepted in Australia;

         (h) Australian dollars or $ is a reference to the lawful currency of Australia;

         (i)      a time of day is a reference to Sydney time;

         (j) a week is a reference to the period of seven consecutive days commencing on each Sunday;

         (k) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

         (l) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

         (m) the word "payable" in relation to an amount, means an amount which is currently payable or will or may be payable in the future; and

         (n) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.


NUMBER

23.3     The singular includes the plural and vice versa.





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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 52 of 79 Pages

HEADINGS

23.4 Headings are for convenience only and do not affect the interpretation of this agreement.








                              Page 53 of 79 Pages

SCHEDULE 1 - CONDITIONS PRECEDENT (CLAUSE 2.4)

ITEM                                                            FORM                 RESPONSIBLE
--------------------------------------------------------------- -------------------- ----------------------------------
1      Extract of minutes of a meeting of each obligor's        Certified Copy       Format provided by GE Capital.
       board of directors which evidences the resolutions:
                                                                                     Executed copy from company

       (a)    authorising the signing and delivery of
              transaction documents to which the entity is a party and the observance of obligations under those documents; and

       (b)    appointing authorised officers of the entity;
              and

       (c)    which acknowledge that the transaction
              documents (to which the entity is a party) will benefit that entity; and

       (d)    authorising the execution of a power of
              attorney to enable execution of transaction documents to which it is a party by the attorney.

2 Each document which evidences any other necessary Certified copy Company corporate or other action of each obligor in connection with the transaction documents to which it is party.

3      Certificate of specimen signatures of:                   Original             Format supplied by GE Capital

       (a)    each authorised officer of the obligor; and                            Executed copy from obligor

       (b) each other person who is authorised to sign a transaction document for the obligor.

4      A$ Facility Agreement fully signed by each obligor.      Original             Company

5      Fixed and floating charge over all present and           Original             Company
       future assets and undertaking of the obligors fully
       signed and in registrable form.






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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 54 of 79 Pages

ITEM                                                            FORM                 RESPONSIBLE
--------------------------------------------------------------- -------------------- ----------------------------------
6      Fully  signed  Corporations  Act 2001  (Cwlth) Form      Original             Company
       309 from each of the obligors.

7      A statutory declaration from a director or               Original             Company
       secretary of each obligor providing the charge
       setting out the value and location of the assets of
       the obligor.

8      Evidence of payment of stamp duty or a cheque in         Original             Company
       favour of GE Capital's solicitors for the amount of
       the estimated duty.

9      Initial borrowing base certificate completed and         Original             Format from GE Capital.
       certified.                                                                    Completed by company.

10     A letter authorising the obligor's accountant to         Original             Company
       communicate with GE Capital in accordance with
       clause 13.6.

11     Financial statements for the year ended 31 March         Original             Company
       2002

12     Initial disclosure statement completed and               Original             Format from GE Capital.
       certified by each obligor.                                                    Completed by Company.

13     Initial drawdown notice completed and certified.         Original             Format from GE Capital.
                                                                                     Completed by company.

14     Certified copy of all trust deeds to which any           Certified copy       Company
       obligor is a party including all variations to the
       trust deeds.

15     All documents required by GE Capital to satisfy GE       Original             Company
       Capital that the trust deeds to which any obligor is
       a party will not have a material adverse effect on
       any transaction document including acknowledgements
       by trustees and beneficiaries.

16     A legal opinion from GE Capital's solicitor on           Original             GE Capital
       terms acceptable to GE Capital.

17

18     Acknowledgments or agreements fully executed by          Original             Company
       all landlords, mortgagees, and occupiers of
       properties at which eligible inventory is located,
       or other persons in possession of eligible
       inventory.





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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 55 of 79 Pages

ITEM                                                            FORM                 RESPONSIBLE
--------------------------------------------------------------- -------------------- ----------------------------------
19     Subordination agreement fully executed by all            Original             Company
       parties, subordinating the repayment of all
       indebtedness of the company to its related entities
       and affiliates so long as the company has any
       liability to GE Capital on terms acceptable to GE
       Capital.

20     Power of attorney for execution of transaction           Certified copy       Company
       documents.

21     Evidence of insurance on terms and in amounts            Copy                 Company
       approved by GE Capital and noting GE Capital's
       security interest.

22     Evidence that the excess availability of the             Copy                 Company
       reporting group on the closing date is at least
       A$2,250,000 without increase to current liabilities
       or deterioration in working capital.

23     Authority to complete documents and comply with          Original             Company
       requisitions, fully signed by each of the obligor.

24     Blocked account  agreement fully signed, in respect      Original             Company
       of all blocked accounts operated by the reporting
       group.

25     Release of all security interests over assets of         Original             Company
       the obligors other than those approved by GE
       Capital.

26     Evidence of corporate structure, capital                 Copies               Company
       structure, debt instruments and material contracts,
       on terms acceptable to GE Capital.

27     Evidence of all waivers  and  consents  required by      Copies               Company
       government or semi government authorities or third
       parties allowing the obligors to enter into the
       transaction documents on terms acceptable to GE
       Capital.

28     Statutory declaration as to corporate matters            Original             Company
       disclosing matters required by GE Capital

29     A US legal opinion  provided by the internal  legal      Original             Company
       counsel of Daisytek, Inc. on terms acceptable to GE
       Capital.



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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 56 of 79 Pages

SCHEDULE 2 - INITIAL DRAWDOWN NOTICE (CLAUSE 2.2)


                  To:      GE Capital Finance Pty Limited
                           Level 13, 255 George Street
                           Sydney  NSW  2000


                  Attention: The Account Manager - Daisytek Australia Pty
                  Limited


                  [DATE]


                  DRAWDOWN NOTICE - A$ FACILITY AGREEMENT BETWEEN DAISYTEK AUSTRALIA PTY LIMITED, DAISYTEK AUSTRALIA (QLD) PTY LIMITED
                  AND GE CAPITAL FINANCE PTY LIMITED DATED [       ] ("FACILITY
                  AGREEMENT")


                  Under clause 2.2 ("Requesting a drawing") of the facility agreement, we give notice that the company wants to borrow under the facility as follows:

                  (a)      the requested drawdown date is                      ;

                  (b)      the amount of the proposed drawing is A$            ;

                  (c)      the proposed drawing is to be paid to:

                          Account number:

                          Account name:

                          Bank:

                          Branch:

                          BSB:

                  (d)      the company making the proposed drawing is ________.

                  _________________ represents and warrants that the representations and warranties in clause 12 ("Representations and warranties") of the facility agreement are true complete and correct and not misleading on the date of this notice and that each will be true complete and correct and not misleading on the drawdown date and that I am an authorised officer of the company.


                  The Interpretation clause of the facility agreement applies to this notice as if it was fully set out in this notice.




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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 57 of 79 Pages

                  ------------------------------------------
                  Signed


                  ------------------------------------------
                  Printed Name
                  being an authorised officer of



                  ------------------------------------------



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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 58 of 79 Pages

SCHEDULE 3 - BORROWING BASE CERTIFICATE

                                                                                                              GE CAPITAL
                                                                                                      Commercial Finance
-------------------------------------------------------------------------------------------------------------------------
                                                                                              BORROWING BASE CERTIFICATE
                                                                                     ------------------------------------
Borrower Name: DAISYTEK AUSTRALIA PTY LTD                                             PREVIOUSLY FAXED: Y or N
-------------------------------------------------------------------------------------------------------------------------
          Date:                                                                       CERTIFICATE NUMBER:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL A$
1.       Total Accounts Receivables as of :                                                      $
                                                                                                 ------------------------
2.       Ineligible Accounts Receivable as of:

(a)      Accounts over 90 days past invoice date                                                 $
                                                                                                 ------------------------
(b)      Credits over 90 days past invoice date                                                  $
                                                                                                 ------------------------
(c)      Cross Age (>50% past invoice date)                                                      $
                                                                                                 ------------------------
(d)      Inter company or related party Accounts (<90 days invoice date)                         $
                                                                                                 ------------------------
(e)      Contra Accounts(<90 days past invoice date)                                             $
                                                                                                 ------------------------
         (f)      Foreign Accounts Other than Goldata NV trading as Goldata
                  Computer Supplies (up to $3.0 million) or relating to a debtor
                  outside Australia, New Zealand, Canada, the United Kingdom                     $
                  and the United States of America (Not Under L/C or Credit
                  Insurance) (<90 days past invoice date)
                                                                                                 ------------------------
(g)      Rebates and Discounts (<90 days past invoice date)                                      $
                                                                                                 ------------------------
         (h)      Non Trade Debtors (<90 days past invoice date)                                 $
                                                                                                 ------------------------
(i)      Cash & Employee Accounts (< 90 days past invoice date)                                  $
                                                                                                 ------------------------
(j)      Other: _________                                                                        $
                                                                                                 ------------------------
3.       Total ineligible Accounts Receivable                                                    $
                                                                                                 ------------------------
4.       Total Eligible Accounts Receivable (line 1 less line 3)                                 $
                                                                                                 ------------------------
5.       Account Receivable Advance Rate                                                         85%
                                                                                                 ------------------------
6.       Available Accounts Receivable (line 4 times line 5)                                     $
                                                                                                 ------------------------
7.       Total Inventories As Per Perpetual as of:

8.       Ineligible Inventories:
                                                                                                 ------------------------
           (a)      Stock In Transit                                                             $
                                                                                                 ------------------------
           (b)      Book To Physical Variance Reserve
                                                                                                 ------------------------
           (c)      At Locations of Less Than $100,000                                           $
                                                                                                 ------------------------
           (d)      Held At Outside Storage (For Which Bailee Waivers Are Not Held)              $
                                                                                                 ------------------------
           (e)      Packaging/Non Stock Items                                                    $
                                                                                                 ------------------------
           (f)      Stock Subject to Retention of Title                                          $
                                                                                                 ------------------------





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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 59 of 79 Pages

           (g)      Excess Inventory Calculation                                                 $
                                                                                                 ------------------------
           (h)      Other:___________                                                            $
                                                                                                 ------------------------
9.       Total ineligible Inventories                                                            $
                                                                                                 ------------------------
10.      Total Eligible Inventories (line 7 less line 9)                                         $
                                                                                                 ------------------------
11.      Inventory Advance Rate                                                                  50%

                                                                                                 ------------------------
12.      Available Inventory (line 10 times line 11)                                             $
                                                                                                 ------------------------
13.      Less Employee Entitlements                                                              $
                                                                                                 ------------------------
14.      Net Inventory Availability (line 12 less line 13)                                       $
                                                                                                 ------------------------
15.      Total Revolver Availability (line 6 plus line 14)                                       $
                                                                                                 ------------------------
16.      Current Revolving Loan Balance                                                          $
                                                                                                 ------------------------
17.      Reserve for Bank Guarantees/Letters of Credit/FX                                        $
                                                                                                 ------------------------
18.      Reserve - Other                                                                         $
                                                                                                 ------------------------
19.      Reserve for Rent (3 Months Per Location)                                                $
                                                                                                 ------------------------
20.      Reserve for Stamp Duty                                                                  $

21.      Excess Availability (line 15 less lines 16, 17, 18,19,20)
                                                                                                 ------------------------
                                                                                                 $
                                                                                                 ========================


I certify that the above information is true and correct and not misleading and that the eligible accounts in line 4 and eligible inventory in line 10 include only eligible accounts and eligible inventory permissible under the A$ Facility Agreement dated ____________________ between GE Capital Finance Pty Limited and Daisytek Australia Pty Ltd.




PREPARED BY:                                  SIGNATURE:
              -------------------                         ---------------------
(Print Name Please)
                                              TITLE:
                                                      -------------------------






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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 60 of 79 Pages

SCHEDULE 4 - EXCLUSIONARY CRITERIA


1. In respect of eligible accounts, the exclusionary criteria excludes any account:

         (a) which does not arise from the sale of goods or the performance of services by the company in the ordinary course of its business;

         (b) if the company's right to receive payment is not absolute or is contingent;

         (c) if the company is not able to bring suit or otherwise enforce its remedies against the account debtor through judicial process;

         (d) to the extent any defence, counterclaim, set-off or dispute is asserted as to the account;

         (e) if the account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the account debtor's obligation to pay that invoice is subject to the company's completion of further performance under that contract;

         (f) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the account for goods sold to or services rendered and accepted by the applicable account debtor;

         (g) with respect to which an invoice, acceptable to GE Capital in form and substance, has not been sent to the applicable account debtor;

         (h)      that is not owned by the company;

         (i) that is subject to any right, claim, security interest or other interest of any other person other than a retention of title interest or claim, other than in favour of or GE Capital;

         (j) that arises from a sale to any officer, other employee, related entity or affiliate of the obligor, or to any entity which has any common officer with the obligor;

         (k)      that is not paid within 90 days following its invoice date;

         (l)      if the relevant account debtor is or becomes insolvent:

         (m) if GE Capital's interest in it is not a first priority perfected security interest;

         (n) as to which any of the representations or warranties pertaining to accounts set forth in any transaction document is untrue;

         (o)      which is payable in any currency other than Australian
                  Dollars;

         (p) that is the obligation of a debtor outside Australia, New Zealand, Canada, the United Kingdom and the United States of America, unless the account is supported by a letter of credit in which GE Capital has a first priority security interest or credit insurance acceptable to GE Capital except for debts owing to the company by Goldata NV trading as Goldata Computer Supplies (Belgium) who





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                  shall be eligible for debts up to an amount not exceeding A$3,000,000 or such other amounts as advised from time to time in writing by GE Capital to the company;

         (q) that is the obligation of a debtor to whom the company is or may become liable for goods sold or services rendered by the debtor to the company, to the extent of the company's liability to the debtor;

         (r) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the debtor may be conditional;

         (s) payable by a debtor where the total unpaid accounts of that debtor exceed 25%, except where the debtor is Officeworks Superstores Pty Ltd (a subsidiary of Coles Myer Limited) in which case its total unpaid accounts exceeding 30% (or such other percentages advised to the company in writing by GE Capital from time to time), of the aggregate of all accounts payable to the company at that time, to the extent of that excess;

         (t) that are accounts of a debtor if 50% or more of the accounts owing from that debtor remain unpaid within the periods specified in (k) for the debtor;

         (u) that arises from any bill-and-hold or other sale of goods which remain in the company's possession or under the company's control;

         (v) to the extent that the account exceeds any credit limit established by GE Capital in GE Capital's sole discretion;

         (w) that represents interest payments or service charges owing to the company; or

         (x) which is unacceptable to GE Capital in its reasonable credit judgment.

2. In respect of eligible inventory, the exclusionary criteria excludes any item:

         (y) subject to any retention of title claim (to the extent of all amounts owing from time to time to any supplier having or claiming a retention of title claim) or encumbrance or which is covered by a negotiable document of title other than any right or claim of GE Capital;

         (z) not located on premises owned or operated by the company and identified in the disclosure statement;

         (aa) not located on premises where an agreement, acknowledgment or waiver in a form acceptable to GE Capital has been provided to GE Capital by the owner, mortgagee and occupier (if it is not an obligor) of the premises where the inventory is located;

         (bb) located on premises where the aggregate value of the items on those premises is less than A$100,000;

         (cc)     in transit;




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         (dd)     which is not covered by insurance acceptable to GE Capital;

         (ee) in GE Capital's good faith credit judgement which is obsolete, unsaleable, shop worn, damaged or unfit for further processing or is not of good and merchantable quality or free from defects;

         (ff) which consists of slow moving items, discontinued items, returned items, or used items held for re-sale or finished goods on hand for a period in excess of 12 months where the current inventory holdings are greater than the sales levels for that item for the previous 12 months;

         (gg) which does not meet all standards imposed by any government authority, including relating to its production, acquisition or importation;

         (hh) which is held by the company on consignment or placed by the company on consignment;

         (ii) subject to any licensing, patent, royalty, trademark, trade name or copyright agreement (excluding agreements made between the company and Hewlett Packard, Avery Denison, Epson, Lexmark, Kyocera, Panasonic or any other suppliers as advised from time to time in writing by GE Capital to the company) or requires the consent of any person for the completion, manufacture or sale;

         (jj) which is unacceptable to GE Capital in its reasonable credit judgment;

         (kk) which is covered by a negotiable document of title, unless the document and evidence of acceptable insurance covering the inventory has been delivered to GE Capital;

         (ll)     which does not consist of finished goods;

         (mm) which is held for rental or lease by or on behalf of the company;

         (nn) which in any way fails to meet or violates any warranty, representation or covenant contained in this agreement or any other transaction document.




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SCHEDULE 5 - LETTERS OF CREDIT (CLAUSE 2.11)


REQUESTING A LETTER OF CREDIT


         s5.1 If the company wants a letter of credit to be issued, the company must have excess availability in excess of the face value amount of the letter of credit requested. The company agrees to give a letter of credit application to GE Capital no later than 2 business days before the proposed issuance date. The letter of credit application must contain:

                  (oo) details of the beneficiary of the requested letter of credit; and

                  (pp) the proposed issuance date of the requested letter of credit (which must be no later than 2 business days after the date of the letter of credit application); and

                  (qq) the proposed expiry date (if any) of the requested letter of credit which must be no later than one year after the issuance date without GE Capital's written consent, and must not be any later than the maturity date; and

                  (rr) the face value amount in Australian dollars of the requested letter of credit (which must be an amount which when added to the face value amount of each current LC must not exceed the letter of credit facility limit and must not exceed the amount of any excess availability calculated at that time); and

                  (ss) any other information GE Capital may reasonably require from time to time.

                  GE Capital is not obliged to incur LC obligations.


LETTER OF CREDIT FACILITY LIMIT


         s5.2 The total amount of the letter of credit liability which is payable or to become payable in respect of all letters of credit issued under this agreement must not exceed the letter of credit facility limit.

EFFECT OF A LETTER OF CREDIT APPLICATION


         s5.3 A letter of credit application is effective when GE Capital actually receives it in legible form. An effective letter of credit application is irrevocable unless the company advises GE Capital in writing that the company no longer requires a letter of credit and at that time GE Capital has not taken any steps to make the letter of credit available which GE Capital cannot rescind or reverse without GE Capital incurring a loss.





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CONDITIONS PRECEDENT TO ISSUE OF AN LC


         s5.4 The company must ensure to GE Capital's reasonable satisfaction that all requirements of the letter of credit regarding a request for payment under the letter of credit are satisfactory to GE Capital and the issuing bank.

PAYMENT OF AN LC


         s5.5 If a letter of credit is called or if any letter of credit liability arises or is paid by GE Capital, then the amount called, payable or paid must be immediately repaid to GE Capital. GE Capital may debit the company's loan account with the amount required to be paid. The debit is deemed to be a current drawing under the facility of the amount called payable or paid. The company acknowledges its indebtedness to GE Capital for the amount of that current drawing.


         s5.6 If any letter of credit is issued in a currency other than Australian dollars, GE Capital may convert the amount of the letter of credit liability into Australian dollars (even though it may be necessary to convert through a third currency to do
                so) for the purpose of calculating the amount of the letter of credit liability on the day and at the rates it considers appropriate and may add its usual costs in connection to the conversion to Australian dollars.


         s5.7 Without prejudice to any other power of GE Capital, upon or at any time after the occurrence of an event of default, GE Capital may require the company by notice to pay to GE Capital cash cover equal to 105% of the face value amount of each current LC. Upon receiving the notice the company must immediately pay the cash cover specified in the notice to GE Capital in immediately available funds and in Australian dollars. The additional 5% of the face value amount of each current LC ("Buffer") is to be applied by GE Capital against any costs relating to foreign exchange conversion. To the extent that such costs are less than the amount representing the Buffer, GE Capital shall repay the balance of the cash cover to the company.

         s5.8 If any LC obligations are subsisting on the maturity date, the company must either immediately:

                  (tt) cause each current LC to be returned to the issuer and cancelled; or

                  (uu) pay to GE Capital, in immediately available funds, an amount equal to 105% of the aggregate amount of the face value amount of each current LC to be held by GE Capital as cash collateral in an account of GE Capital; or

                  (vv) procure the delivery to GE Capital of a bank guarantee in form and substance and in currencies approved by GE Capital in an amount equal to 105% of the aggregate amount of the face value amount of current LCs.


         s5.9 Without prejudice to any other power of GE Capital, if any LC obligations are subsisting on the maturity date or on the occurrence of any event of default, GE Capital may pay the beneficiary all amounts payable or to become payable in the future under the letter of credit.




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SCHEDULE 6 - DISCLOSURES


1        CLAUSE 12.1 j) - LITIGATION MATTERS


2        CLAUSE 12.1 k) - TRUSTEE MATTERS


3        CLAUSE 12.1 l) - REAL PROPERTY


4        CLAUSE 12.1 n) - EMPLOYMENT MATTERS


5        CLAUSE 12.1 o) - JOINT VENTURES, SUBSIDIARIES AND AFFILIATES


6        CLAUSE 12.1 p) - SHARE CAPITAL



             SHAREHOLDER                SHARES HELD                   FULLY PAID


7        CLAUSE 12.1 q) - INDEBTEDNESS


8        CLAUSE 12.1 r) - TAXES

9        CLAUSE 12.1 t) - INTELLECTUAL PROPERTY

10       CLAUSE 12.1 v) - ENVIRONMENTAL MATTERS


10       CLAUSE 12.1 w) - INSURANCE POLICIES


11       CLAUSE 12.1 x) - BANK ACCOUNTS


12       CLAUSE 12.1 y) - AGREEMENTS AND OTHER DOCUMENTS


13       CLAUSE 13.1 j) - BUSINESS NAMES





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SCHEDULE 7 - GUARANTEE AND INDEMNITY (CLAUSE 18.1)

GUARANTEE

         s7.1 The guarantor unconditionally and irrevocably guarantees payment to GE Capital of the guaranteed money and guarantees to GE Capital the due performance by the company of the company's obligations to GE Capital under the transaction documents as a principal obligation. If the company does not pay the guaranteed money on time and in accordance with the transaction documents, then the guarantor agrees to pay the guaranteed money to GE Capital on demand. A demand may be made at any time and from time to time and whether or not GE Capital has made demand on the company.


NATURE OF GUARANTEE

         s7.2 This guarantee is a continuing obligation and extends to all of the guaranteed money.


INDEMNITY

         s7.3 The guarantor unconditionally and irrevocably indemnifies GE Capital as a principal obligation against any liability or loss (including consequential or economic loss) arising, and any costs GE Capital suffers or incurs:

                  (ww) if an obligor does not, is not obliged to, or is unable to, pay the guaranteed money in accordance with the transaction documents; or

                  (xx) if the guarantor is not obliged to pay GE Capital an amount under clause s7.1 ("Guarantee"); or

                  (yy) if GE Capital is obliged, or agrees, to pay an amount to a trustee in bankruptcy or liquidator (of an insolvent person) in connection with a payment by an obligor (for example, GE Capital may have to, or may agree to, pay interest on the amount); or

                  (zz)     if the guarantor defaults under this guarantee; or

                  (aaa) in connection with any person exercising, or not exercising, rights under this guarantee; or

                  (bbb) if any obligor defaults under this agreement or any transaction document; or

                  (ccc) if the guaranteed money is not recoverable or recovered by GE Capital from any obligor.


REINSTATEMENT OF RIGHTS

         s7.4 A trustee in bankruptcy, liquidator or controller or any other person may ask GE Capital to refund a payment it has received or otherwise repay money it has received in connection with this guarantee the guaranteed money or the





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                  transactions documents. To the extent GE Capital is obliged to, or agrees to, make a refund or repayment it may treat the payment as if it had not been made. It is then entitled to its rights against the guarantor under this guarantee as if the payment had never been made. This applies despite anything in this guarantee.


RIGHTS OF GE CAPITAL ARE PROTECTED

         s7.5 Rights given to GE Capital under this guarantee (and the guarantor's liabilities under it) are not affected by any act or omission by GE Capital or by anything else that might otherwise affect them under law or otherwise, including:

                  (ddd) the fact that it varies or replaces any arrangement under which the guaranteed money is expressed to be owing, such as by increasing the facility limit or extending the term; or

                  (eee) the fact that it releases the company or an obligor or gives it a concession, such as more time to pay or compromises any of the guaranteed money; or

                  (fff)    the fact that the company opens an account with it;
                           or

                  (ggg) the fact it releases, loses the benefit of or does not obtain any transaction document; or

                  (hhh) the fact that it does not register any transaction document which could be registered; or

                  (iii) the fact that it releases any person who guarantees any of the company's obligations; or

                  (jjj) the fact that a person becomes a guarantor after the date of this agreement; or

                  (kkk) the fact that the obligations of any person who guarantees any of the company's obligations may be void or may not be enforceable; or

                  (lll) the fact that any person who was intended to guarantee any of the company's obligations does not do so or does not do so effectively; or

                  (mmm) the death, mental or physical disability or insolvency of any person including an obligor; or

                  (nnn) changes in the membership, name or business of any person; or

                  (ooo)    any neglect, omission, default or delay of GE
                           Capital.


NO MERGER

         s7.6 This guarantee does not merge with or adversely affect, and is not adversely affected by, any of the following:

                  (ppp) any other guarantee, indemnity, or security interest, or other right or remedy to which GE Capital is entitled; or





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                  (qqq) a judgment which GE Capital obtains against the guarantor in connection with the guaranteed money or any other amount payable under this guarantee.


                GE Capital may still exercise rights under this guarantee as well as under the judgment, other guarantee, indemnity, security interest, or other right or remedy.


EXTENT OF GUARANTOR'S OBLIGATIONS

         s7.7 If more than one person is named as "guarantor" each of them is liable for all the obligations under this guarantee both separately on its own and jointly with any one or more other persons named as "guarantor". This guarantee binds each person who signs as "guarantor" even if another person who was intended to sign does not sign it or is not bound by it.


GUARANTOR'S RIGHTS ARE SUSPENDED

         s.7.8 As long as any of the guaranteed money remains unpaid, the guarantor may not, without GE Capital's written consent:

                  (rrr) reduce its liability under this guarantee by claiming that it or any obligor or any other person has a right of set-off subrogation or counterclaim against GE Capital; or

                  (sss) exercise any legal right to claim to be entitled to the benefit of another guarantee, indemnity, or security interest given in connection with the guaranteed money or any other amount payable under this guarantee (for example, the guarantor may not try to enforce any security interest GE Capital has taken to ensure repayment of the guaranteed money); or

                  (ttt) claim an amount from the company, or another guarantor of the company's obligations, under a right of indemnity or any other claim, or enforce any right against either of them; or

                  (uuu)    claim an amount in the insolvency of any obligor; or

                  (vvv) directly or indirectly withdraw or seek to withdraw any money loaned by the guarantor to the company or otherwise owing to the guarantor by the company or accept or receive any property or payment of the company or take any encumbrance or security interest from the company; or

                  (www) transfer, assign or otherwise dispose of any claim the guarantor may have against the company other than by way of complete release or make or cause any other person to claim, demand or bring an action against the company directly or indirectly.

         Any money, property or other benefit received by the guarantor from the company in contravention of this clause is received on the basis that it is held on trust for GE Capital and will be paid to GE Capital on receipt by the guarantor.




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CROSS GUARANTEE

         s7.9 This guarantee takes effect as a cross-guarantee and cross-indemnity when one or more of the company are the same as one or more of the guarantor. In those circumstances it is a separate guarantee and indemnity in relation to each obligor as if that person were:

                  (xxx) the only person included in the definition of "company"; and

                  (yyy)    excluded from the definition of "guarantor".




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SCHEDULE 8A - MASTER AGREEMENT FOR DOCUMENTARY LETTERS OF CREDIT

                              TERMS AND CONDITIONS


The company ("APPLICANT") will require, from time to time, Documentary Letters of Credit. GE Capital Finance Pty Limited ("GE CAPITAL") may, upon the Applicant's application therefor, and to the extent such application is approved in accordance with the Facility Agreement by GE Capital, arrange for the issuance of credits through GE Capital Trade Services Ltd (the "BANK"), a Hong Kong corporation and wholly owned by General Electric Capital Corporation or through another financial institution satisfactory to GE Capital. Each Documentary Letter of Credit issued through the Bank (hereinafter each such Documentary Letter of Credit will be referred to as the "Credit") will be governed by and interpreted in accordance with the following terms and conditions. Capitalized terms shall have the meanings accorded them in Section 9, Definitions, below.

1.       PAYMENT TERMS.

         Applicant agrees to pay to GE Capital on demand in the manner provided for by the Facility Agreement in the currency stipulated in the Facility Agreement, in immediately available funds: (i) each amount drawn under the Credit in Dollars or in the event that drafts under the Credit are payable in a currency other than Dollars, the Dollar Equivalent of each amount so drawn; (ii) interest on each amount (or the Dollar Equivalent thereof) so drawn for each day from the date of payment of the relevant draft to and including the date of payment in full of such amount by Applicant to GE Capital, at a rate per annum equal to the rate per annum on Annex A hereto, or, if none is specified, in accordance with the Facility Agreement; and (iii) any and all commissions and charges of, and any and all costs and expenses incurred by, GE Capital, the Bank and each of their correspondents in relation to the Credit and all drafts thereunder.

2.       SECURITY INTEREST.

         Under the Transaction Documents the Applicant has granted to GE Capital security over all of its assets and undertakings. The rights under the Transaction Documents do not limit any other rights GE Capital or the Bank may have at law, including the interest in and unqualified right to the possession and disposal of all property shipped under or in connection with the Credit, and also in and to all shipping documents, documents of title or drafts drawn under the Credit.

3.       ADMINISTRATION OF CREDIT.

         (a) Applicant will promptly examine the copy of the Credit (and any amendments thereof) sent to Applicant, as well as all other instruments and documents delivered to Applicant from time to time in connection with the Credit, and, in the event Applicant has any claim of non-compliance with the instructions or of any discrepancy or other irregularity, Applicant will immediately notify GE Capital thereof in writing, and Applicant will conclusively be deemed to have waived any such claim against GE Capital, Bank and their correspondents unless such immediate notice is given as aforesaid.




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         (b) Neither Bank, GE Capital nor any of their correspondents shall be responsible for, and neither Bank's and GE Capital's powers and rights hereunder nor Applicant's Obligations shall be affected by: (i) any act or omission pursuant to Applicant's instructions; (ii) any other act or omission of Bank, GE Capital or their correspondents or their respective agents or employees other than any such arising from its or their gross negligence or wilful misconduct; (iii) the validity, accuracy or genuineness of drafts, documents or required statements, even if such drafts, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged (and notwithstanding that Applicant shall have notified Bank or GE Capital thereof); (iv) failure of any draft to bear any reference or adequate reference to the Credit; (v) errors, omissions, interruptions or delays in transmission of delivery of any messages however sent and whether or not in code or otherwise; (vi) any act, default, omission, insolvency or failure in business of any other person (including any correspondent) or any consequences arising from causes beyond Bank's or GE Capital's control; or
                  (vii) any acts or omissions of any Beneficiary of the Credit or transferee of the Credit, if transferable. Without limiting the generality of the foregoing, the Bank may (i) act in reliance on any oral, telephone, telegraphic, electronic, facsimile or written request, notice, or instruction believed in good faith to be from or have been authorized by the Applicant, (ii) receive, accept or pay as complying with the terms of the Credit any Drafts or other documents, otherwise in order, which are signed by or issued to any person or entity acting as the representative of, or in the place of, the party in whose name the Credit provides that any Drafts or other documents should be drawn or issued and (iii) waive its stipulation that the bank nominated in the Credit shall accept or pay the Drafts, and the Bank may then accept presentations of Drafts and documents for payment directly.

         (c) GE Capital may appoint any of its other related bodies corporate as "Bank" at any time and any Bank may assign or otherwise deal with all or any portion of its rights under this Agreement or the Credit, (including without limitation any reimbursement obligation owing to it) in any way it sees fit including to any subsidiary or related bodies corporate of General Electric Capital Corporation, in each case without prior notice to Applicant. GE shall notify the Applicant of any such appointments.

4.       EXTENSIONS, INCREASES AND MODIFICATIONS OF CREDIT.

         Each Applicant agrees that GE Capital, acting through the Bank may at any time and from time to time, in its discretion, by agreement with one or more other Applicants: (a) further finance or refinance any transaction under the Credit; (b) renew, extend or change the time of payment or the manner, place or terms of payment of any of the Obligations; (c) settle or compromise any of the Obligations or subordinate the payment thereof to the payment of any other debts of or claims against any Applicant which may at the time be due or owing to the Bank; or (d) release any Applicant or any Guarantor or any Collateral, or modify the terms under which such Collateral is held, or forego any right of setoff, or modify or amend in any way this Agreement or the Credit, or give any waiver of consent under this Agreement.




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5.       RESERVE REQUIREMENTS AND SIMILAR COSTS.

         If Bank is now or hereafter becomes subject to any reserve, special deposit or similar requirement against assets of, deposits with, or for the account of, or credit extended by, Bank, or any other condition is imposed upon Bank which imposes a cost upon Bank, and the result, in the determination of Bank is to increase the cost to Bank of maintaining a Credit or paying or funding the payment of any draft thereunder, or to reduce the amount of any sum received or receivable, directly, by Bank hereunder, Applicant will pay to Bank upon demand such amounts required to compensate Bank for such increased cost or reduction. In making the determinations contemplated hereunder, Bank may make such estimates, assumptions, allocations and the like which Bank in good faith determines to be appropriate, but Bank's selection thereof, and Bank's determinations based thereon, shall be final and binding and conclusive upon Applicant absent manifest error.

6.       POSSESSION OF PROPERTY BY APPLICANT.

         If the Applicant obtains possession of goods or other property, if any, covered by the Credit, prior to the Bank's receipt and review of documents, then all discrepancies and other irregularities of said documents shall be deemed waived by the Applicant, and the Bank is authorized and directed to pay any Drafts drawn or purporting to be drawn upon the Credit.

7.       PARTIAL SHIPMENTS.

         (a) Except as otherwise expressly stated in the Credit (i) partial shipments may be made under the Credit, and the Bank may honour the relative Drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative Draft and the total amount of the Credit and the total quantity to be shipped under the Credit, and (ii) if the Credit specifies shipments in instalments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent instalments may nevertheless be made in their respective designated periods and the Bank may honour the relative Drafts.

8.       EVENTS OF DEFAULT, REMEDIES; PRE-FUNDING.

         (a) If any Event of Default shall have occurred and be continuing, GE Capital may declare all or any part of the Obligations (including any such which may be contingent and not matured) to be immediately due and payable. GE Capital may exercise any other rights it may have under the Transaction Documents if an Event of Default occurs.

         (b) Without limiting the generality of the foregoing, Applicant agrees that if: (a) any Event of Default or event which with notice or lapse of time would become an Event of Default shall have occurred; (b) GE Capital at any time and for any reason reasonably deems itself or Bank to be insecure or the risk of non-payment or non-performance of any of the Obligations to have increased; or (c) in the event that the Credit is denominated in a currency other than Dollars, GE Capital determines that such currency is unavailable or that the transactions contemplated by this Agreement are unlawful or contrary to any regulations to which GE Capital or Bank may be subject or that due to currency fluctuations the Dollar Equivalent of the amount of a Credit exceeds the amount of Dollars that Bank in its sole judgment expected to be its maximum exposure under a Credit, then Applicant will upon




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                  demand pay to GE Capital an amount equal to the undisbursed portion, if any, of the Credits, and such amount shall be held as additional Collateral for the payment of all Obligations, and after the expiration hereof, to the extent not applied to the Obligations, shall be returned to Applicant.

9.       DEFINITIONS.

         As used herein, the following terms shall have the following meanings:

         "AGREEMENT" shall mean, collectively, the Application of Documentary Letter of Credit, these terms and conditions, the Joint Signature Agreement, and the Authorization and Agreement of Account Party appended hereto, as the same may be amended, modified, supplemented or restated from time to time.

         "APPLICANT" shall mean the Company as defined in the Facility Agreement; provided that if two or more persons or entities are named as companies the terms "Applicant" and "Applicants" shall mean each and all of such persons and entities, individually and collectively, except that, if the term "Applicant" is preceded by the word "any" or "each" or a word or words of similar import, such terms shall be deemed to refer to each of such persons or entities, individually.

         "CREDIT" shall mean a Documentary Letter of Credit issued by Bank upon Applicant's request of GE Capital, as the same may be amended and supplemented from time to time, and any and all renewals, increases, extensions and replacements thereof and therefor.

         "DOLLAR EQUIVALENT" shall mean: (a) the number of Dollars that is equivalent to an amount of a currency other than Dollars, determined by applying the Bank's selling rate (or the relevant currency against Dollars applicable to cable transfers to the place where and in the currency in which the relevant amount is payable; or (b) in the event that Bank shall not at the time be offering such a rate, the amount of Dollars that Bank, in its sole judgment, specifies as sufficient to reimburse or provide funds to Bank in respect of amounts drawn or drawable under a Credit; in either case as and when determined by Bank.

         "DOLLARS" shall mean currency stipulated in the Facility Agreement for payment of a Letter of Credit.

         "DRAFT" means any draft (sight or time), receipt, acceptance, cable or other written demand for payment.

         "EVENT OF DEFAULT" has the meaning assigned to it in the Facility Agreement.

         "FACILITY AGREEMENT" means this Facility Agreement between the Applicant and GE Capital.

         "GUARANTOR" shall mean any maker, drawer, acceptor, guarantor, endorser, surety, accommodation party or other person liable upon or in respect of the Obligations.

         "OBLIGATIONS" shall mean and include all indebtedness, obligations and liabilities of Applicant to GE Capital or Bank, present or future, due or to become due, absolute or contingent, arising hereunder, in connection with the Credit or any financing or refinancing thereof or under the Facility Agreement.




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         "TRANSACTION DOCUMENT has the meaning assigned to it in the Facility Agreement.

10.      EXPENSES; INDEMNIFICATION.

         Applicant agrees to reimburse GE Capital and Bank upon demand for and to indemnify and hold GE Capital and Bank harmless from and against all claims, liabilities, losses, costs and expenses, including attorneys' fees and disbursements, incurred or suffered by GE Capital and/or Bank in connection with the Credit; such claims, liabilities, losses, costs and expenses shall include but not be limited to all such incurred or suffered by GE Capital and/or Bank in connection with (a) GE Capital and/or Bank's exercise of any right or remedy granted to it hereunder,
         (b) any claim and the prosecution or defence thereof arising out of or in any way connected with this Agreement including, without limitation, as a result of any act or omission by a Beneficiary, (c) the collection or enforcement of the Obligations, and (d) any of the events or circumstances referred to in paragraph 3(b) hereof.

11.      LICENSES; INSURANCE.

         The Applicant shall indemnify GE Capital for any losses, expenses incurred by it as a consequence of the failure by the Beneficiaries of the Credit to procure any necessary import and export or other licenses for import or export or shipping of any goods referred to in or pursuant to the Credit and to comply and to cause the Beneficiaries to comply with all foreign and domestic governmental regulations in regard to the shipment and warehousing of such goods or otherwise relating to or affecting the Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals. The Applicant shall to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be satisfactory to GE Capital, and to cause GE Capital's interest to be endorsed thereon, and to furnish GE Capital on demand with evidence thereof. Should the insurance upon said goods for any reason be unsatisfactory to GE Capital, GE Capital may, at its expense, obtain insurance satisfactory to it.

12.      NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

         No delay by GE Capital or Bank in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement shall be enforceable against GE Capital or Bank unless in writing and signed by an officer of GE Capital, and unless it expressly refers to the provision affected, any such waiver shall be limited solely to the specific event waived. All rights granted GE Capital or Bank hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to GE Capital or Bank under applicable law and nothing herein shall be construed as limiting any such other right.

13.      CONTINUING AGREEMENT; TERMINATION.

         This Agreement shall continue in full force and effect until the expiration of the Credit, but, notwithstanding any such expiration, this Agreement shall continue in full force and effect until all Obligations then outstanding (whether absolute or contingent) shall have been paid in full and all rights of Bank hereunder shall have been satisfied or other arrangements for the securing of such rights satisfactory to Bank shall have been made.





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14.      PERFORMANCE STANDARDS.

         Notwithstanding any provision to the contrary herein, GE Capital reserves the right to decline (i) any request made by the Applicant for the issuance of a Credit or (ii) any instruction provided by the Customer if, in its discretion, GE Capital determines that the issuance of such Credit or the carrying out of such instruction contravenes GE Capital's customary procedures or policy or any applicable law, rule or regulation.

15.      GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

         (a) This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New South Wales, and GE Capital and Bank shall have the rights and remedies of a party under applicable law.

         (b) Applicant agrees that all actions and proceedings relating directly or indirectly to this Agreement shall be litigated only in courts located within the State of New South Wales or elsewhere as GE Capital may select and that such courts are convenient forums therefor and submits to the personal jurisdiction of such courts.

         (c) Applicant waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to Applicant at its address last specified for notices hereunder, and service so made shall be deemed completed two (2) days after the same shall have been so mailed.

         (d) Each Credit and this Agreement shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, or the most recent revision thereof, the terms of which are known to the parties, and the same shall be considered as incorporated herein.

16.      NOTICES.

         Any notice to GE Capital or Bank shall be provided in the manner stipulated in the Facility Agreement. Any notice to Bank should be addressed to GE Capital (on behalf of the Bank).

17.      THIRD PARTY BENEFICIARY.

         Applicant hereby acknowledges that Bank may enforce its rights under this Agreement directly against the Applicant as if Bank were named herein as a party.

18.      GENERAL.

         (a) If this Agreement is executed by two or more Applicants, they shall be jointly and severally liable hereunder.

         (b) This Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of each of the Applicants and shall inure to the benefit of and be enforceable by GE Capital, its successors, transferees and assigns.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such





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                              Page 76 of 79 Pages
                  prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         (d) This Agreement shall be deemed to be a "Transaction Document" for all purposes under the Facility Agreement.






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                              Page 77 of 79 Pages

SIGNING PAGE

EXECUTED AS AN AGREEMENT


DATE:


--------------------------------------------------------------------------------
SIGNED by
as attorney for GE CAPITAL
FINANCE PTY LIMITED under
power of attorney dated in
the presence of:


--------------------------------               --------------------------------
Signature of witness                           By signing this agreement as
                                               attorney the attorney states
                                               that the attorney has not
                                               received notice of revocation of
                                               the power of attorney

--------------------------------
Name of witness (block letters)


--------------------------------
Address of witness


--------------------------------
Occupation of witness




--------------------------------------------------------------------------------
Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
                              Page 78 of 79 Pages

SIGNED by
as attorney for DAISYTEK
AUSTRALIA PTY LIMITED ACN
075 675 795 under power of attorney
dated

in the presence of:

--------------------------------               --------------------------------
Signature of witness                           By signing this agreement as
                                               attorney the attorney states
                                               that the attorney has not
                                               received notice of revocation of
                                               the power of attorney

--------------------------------
Name of witness (block letters)


--------------------------------
Address of witness


--------------------------------
Occupation of witness




SIGNED by
--------------------------------------------------------------------------------
as attorney for DAISYTEK
AUSTRALIA (QLD) PTY LIMITED
ACN [                    ] under
power of attorney dated
in the presence of:


--------------------------------               --------------------------------
Signature of witness                           By signing this agreement as
                                               attorney the attorney states
                                               that the attorney has not
                                               received notice of revocation of
                                               the power of attorney

--------------------------------
Name of witness (block letters)


--------------------------------
Address of witness


--------------------------------
Occupation of witness




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Facility Agreement-Daisytek Australia Pty Limited                       12/02/03
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